Exhibit 99.1

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF Sullivan

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Red Woods Investments, LLC,
Plaintiff,
-against-	Index No. 2016-659

Boreal Water Collection, Inc., Jeff Bank f/k/a The First National Bank of Jeffersonville, and "John Doe #1" through "John Doe *10" the last ten names being fictitious and unknown to Plaintiff, the persons or parties intended being the tenants, occupants, persons or corporations, if any, having or claiming an interest or lien upon the premises described in the complaint,
Defendants,

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SUMMONS

Venue: Sullivan County

The basis of the Venue designated is the County in which the Real Property Is Located

Defendant: Boreal Water Collection, Inc.

Address: 4494-4496 State Road 42 North, Kiamesha, New York 12751

Defendant: Jeff Bank f/k/a The First National Bank of Jeffersonville

Address: 4866 State Route 52, Jeffersonville, New York 12748

To the Above Named Defendant:

YOU ARE HEREBY SUMMONED to answer the Complaint in this action and to serve a copy of your answer on the Plaintiffs attorneys within twenty (20) days after the service of this Summons, exclusive of the day of service (or within thirty (30) days after the service is complete if this summons is not personally delivered to you within the State of New York) and in case of your failure to appear or answer, judgment will be taken against you by default for the relief demanded in the Complaint and interest from February 1, 2014, together with costs and disbursements of this action.

Dated: April 12, 2016

The nature of the action is: Foreclosure.

The relief sought is foreclosure of real property damages in an amount to be determined by the court

/s/ Carl L. Finger, Esq.

Carl L. Finger, Esq.

Finger & Finger, A Professional Corporation

Attorneys for the Plaintiff

158 Grand Street

White Plains, New York 10601

(914) 949-0308

Upon your failure to appear, judgment in default will be taken against you in a sum to be determined by the court, together with interest, costs and disbursements of this action.

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SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF Sullivan

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Red Woods Investments, LLC,
Plaintiff,
-against-	Index No.

Boreal Water Collection, Inc., Jeff Bank f/k/a The First National Bank of Jeffersonville, and "John Doe #1" through "John Doe *10" the last ten names being fictitious and unknown to Plaintiff, the persons or parties intended being the tenants, occupants, persons or corporations, if any, having or claiming an interest or lien upon the premises described in the complaint,
Defendants,

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NOTICE OF COMMENCEMENT OF ACTION
SUBJECT TO MANDATORY ELECTRONIC

PLEASE TAKE NOTICE that the matter captioned above, which has been commenced by filing of the accompanying documents with the County Clerk, is subject to mandatory electronic filing pursuant to Section 202.5-bb of the Uniform Rules for the Trial Courts. This notice being served as required by Subdivision (b) (3) of that Section.

The New York State Courts Electronic Filing System ("NYSEF") is designed for the electronic filing of documents with the County Clerk and the court and for the electronic service of those documents, court documents, and court notices upon counsel and self-represented parties. Counsel and/or parties who do not notify the court of a claimed exemption (see below) as required by Section 202.5-bb(e) must immediately record their representation within the e-filed matter on the Consent page in NYSCEF. Failure to do so may result in an inability to receive electronic notice of document filings.

Exemptions from Mandatory e-filing are limited to: 1) attorneys who certify in good that that they lack the computer equipment and (along with all employees) the requisite knowledge to comply; and 2) self-represented parties who choose not to participate in e-filing. For additional information about electronic filing, including access to Section 202.5-bb, consult the NYSCEF website at www.nycourts.gov/efile or contact the NF Resource Center at 646-386-3033 or efile@courts.state.ny.us.

Dated: April 12, 2016

/s/ Carl L. Finger, Esq.

Carl L. Finger, Esq.

Finger & Finger, A Professional Corporation

Attorneys for the Plaintiff

158 Grand Street

White Plains, New York 10601

(914) 949-0308

2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF Sullivan

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Red Woods Investments, LLC,
Plaintiff,
-against-	Index No.

Boreal Water Collection, Inc., Jeff Bank f/k/a The First National Bank of Jeffersonville, and "John Doe #1" through "John Doe *10" the last ten names being fictitious and unknown to Plaintiff, the persons or parties intended being the tenants, occupants, persons or corporations, if any, having or claiming an interest or lien upon the premises described in the complaint,
Defendants,

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NOTICE OF PENDENCY

NOTICE IS HEREBY GIVEN that an action has been commenced and is now pending in this Court upon the complaint of the above-named Plaintiff, Red Woods Investments, LLC against the above-named Defendants Boreal Water Collection, Inc. for the foreclosure of a certain mortgage in the amount of Nine Hundred Thousand Dollars $900,000.00 dated August 27, 2013, recorded on September 5, 2013 in Control Number 2013-6935:

AND NOTICE IS FURTHER GIVEN, that the premises affected by said foreclosure action, at the commencement of this action and at the time of filing of this notice, are situated in the County of Erie, in the City of Orchard Park, State of New York, and are more particularly described as follows and more particularly described in the Schedule A, annexed hereto:

Section, Block, Lot: 9, 140.2 and 41

Street Address: 44944496 State Road 42 North Kiamesha, New York 12751

The Clerk of the County of Sullivan, State of New York, is .hereby directed to index this Notice against Boreal Water Collection, Inc.

Dated: White Plains, New York

April 12, 2016

/s/ Carl L. Finger, Esq.

Carl L. Finger, Esq.

Finger & Finger, A Professional Corporation

Attorneys for the Plaintiff

158 Grand Street

White Plains, New York 10601

(914) 949-0308

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EXHIBIT A

ALL that certain plot, piece or parcel of land situate, lying and being in the Town of Thompson, County of Sullivan and State of New York, being the premises conveyed by deeds recorded in Liber of Deeds 582 at Page 114 and Liber of Deeds 724 at Page 870 and being more particularly bounded and described as follows:

BEGINNING at a point in the approximate center of traveled way of N.Y.S. Route 42 on the Southerly bounds of lands reputedly of the Village of Monticello;

RUNNING THENCE from said point of beginning, South 68 degrees 05 minutes 18 seconds East, 427.73 feet running along the said Southerly bounds of lands reputedly of the Village of Monticello to a point on the Westerly shore-of Kiamesha Lake;

THENCE South 41 degrees 34 minutes 13 seconds East, 502.11 feet running through the waters of said lake to a point therein;

THENCE North 80 degrees 03 minutes 04 seconds West, 754.38 feet running through the waters of said lake, crossing the shoreline of said lake and running along the Northerly bounds of lands reputedly of Schuckalo and Nestico and running along a section of stonerow and passing through an iron pipe found on the Easterly side of said N.Y.S. Route 42 to a point in the approximate center of traveled way thereof

THENCE running generally along the center of traveled way of said roadway the following twelve (12) courses:

1.                    North 17 degrees 24 minutes 55 seconds West, 64.73 feet;

2.                    North 13 degrees 43 minutes 30 seconds, deed (50 seconds, survey) West, 43.34 feet;

3.                    North 10 degrees 05 minutes 51 seconds West, 35.37 feet;

4.                    North 5 degrees 57 minutes 22 seconds West, 24.68 feet

5.                    North 2 degrees 54 minutes 39 seconds West, 27.40 feet;

6.                    North 1 degree 31 minutes 41 seconds East, 36.35 feet;

7.                    North 6 degrees 9 minutes 48 seconds East, 24.86 feet;

8.                    North 9 degrees 08 minutes 24 seconds East, 30.10 feet;

9.                    North 12 degrees 42 minutes 20 seconds East, 26.78 feet;

10.                 North 15 degrees 48 minutes 49 seconds East, 27.65 feet;

11.                 North 20 degrees 50 minutes 00 seconds East, 31.66 feet;

12.                 North 25 degrees 34 minutes East, 45.72 feet to the point or place of BEGINNING

Property Address:

4494-4498 State Road 42 North
Kiamesha, NY 12751

Section: 9

Block: 1

Lot 40.2 and 41

County: Sullivan
Municipality: Thompson

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SUPREME COURT OF THE STATE OF NEW YORK:
COUNTY OF Sullivan

Red Woods Investments, LLC,

Plaintiff,

-against-

Boreal Water Collection, Inc.,

Defendants.

NOTICE OF PENDENCY

Finger & Finger, A Professional Corporation
Attorneys for Plaintiff
RED WOODS INVESTMENTS, LLC
158 Grand Street
White Plains, New York 10601
0 (914) 949-0308
F (914) 949-3608

To:

Signature: /s/ Carl L. Finger, Esq. Rule 130-1.1-a.

Carl L. Finger, Esq.

SERVICE OF A COPY OF THE WITHIN	IS HEREBY ADMITTED

DATED: ,20
ATTORNEYS FOR

_________NOTICE OF ENTRY: PLEASE TAKE NOTICE THAT THE WITHIN IS A TRUE COPY OF THE ORDER / JUDGMENT DULY ENTERED IN TILE OFFICE OF THE CLERK OF THE WITHIN NAMED COURT ON

_______ NOTICE OF SETTLEMENT: PLEASE TAKE NOTICE THAT AN ORDER / JUDGMENT OF WHICH THE WITHIN IS A TRUE COPY WILL BE PRESENTED FOR SETTLEMENT TO THE HON. , ONE OF THE JUSTICES OF THE WITHIN COURT, AT THE SUPREME COURT

NEW YORK COUNTY, ON                         , 2013, at 9:30 a.m.

Dated: White Plains, New York
May 7, 2015

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SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF Sullivan

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Red Woods Investments, LLC,
Plaintiff,
-against-	Index No.

Boreal Water Collection, Inc., Jeff Bank f/k/a The First National Bank of Jeffersonville, and "John Doe #1" through "John Doe *10" the last ten names being fictitious and unknown to Plaintiff, the persons or parties intended being the tenants, occupants, persons or corporations, if any, having or claiming an interest or lien upon the premises described in the complaint,
Defendants,

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VERIFIED COMPLAINT

Plaintiff, Red Woods Investments, LLC, by its attorneys, FINGER AND FINGER, A PROFESSIONAL CORPORATION, complaining of the defendants, hereby alleges:

AS AND FOR A FIRST CAUSE OF ACTION

1. At all times herein mentioned Plaintiff Red Woods Investments, LLC (referred to herein as “Plaintiff”) is and was a foreign limited liability company.

1. Upon information and belief, at all times herein mentioned Defendant Boreal Water Collection, Inc. (referred to herein as jointly as "Defendant" or "Borrower") was and now is an entity duly organized and existing under the laws of the State of New York and authorized to do business in the State of New York.

2. Upon information and belief, at all times herein mentioned Defendant had a principal place of business, at 4494-4496 State Road 42 North, Kiamesha, New York 12751.

3. Defendants John Doe No. 1 through John Doe No. 10 are the fictitious names of persons or parties currently unknown to Plaintiff, representing tenants, occupants, persons, parties or corporations, if any, having or claiming an interest or lien upon the Property (defined herein).

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4. Defendant, at all times herein mentioned, was the owner of the parcel of real property located at 4494-4496 State Road 42 North, Kiamesha, New York 12751, also known as Section 9, Block 1, Lot 40.2 and 41, and more particularly described herein (Exhibit A, the "Property").

5. On or about August 27, 2013, Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC ("Lender") loaned to Defendant the principal sum of Nine Hundred Thousand $900,000(the "Loan").

6. On or about August 27, 2013, to evidence its indebtedness to Plaintiff, Defendant duly executed, acknowledged, and delivered to Lender a Promissory Note (Exhibit B, the "Note").

7. To secure payment of the Note, on or about August 27, 2013, Defendant, as mortgagor, executed and delivered to Lender, as mortgagee, a certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Exhibit C, the "Mortgage").

8. Among other conditions, rights, duties and privileges as fully set forth therein and as detailed below, the Mortgage encumbers the Property and was recorded in the Office of the County Clerk of Sullivan County (Exhibit C).

9. The Mortgage was recorded on or about September 5, 2013 in the office of the Clerk of the County of Sullivan, as Instrument No. 2013-6935.

10. Any applicable recording tax was duly paid at the time of recording the Mortgage.

11. Defendant agreed to pay back the Loan in accordance with the terms of the party's agreements, including, among others, the Note and Mortgage.

12. The Note, the Mortgage, and all other agreements, instruments and documents, at any time executed and delivered in connection therewith, each as may have been amended, restated, supplemented or otherwise modified from time to time, shall be collectively referred to hereinafter as the "Loan Documents."

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13. Pursuant to an agreement between Plaintiff and Lender, Plaintiff became the owner and holder of the Note, the Mortgage, and the other Loan Documents by assignment dated March 9, 2016 (Exhibit D, the "Assignment"). The Assignment has been submitted for recording.

14. Lender also delivered to Plaintiff an Allonge to Note rendering the Note and Loan payable to Plaintiff (Exhibit E, the "Allonge").

15. Plaintiff became and remains the owner and holder of the Note, the Mortgage, and the other Loan Documents and the Assignment has been submitted for recording.

16. Defendant failed to comply with the terms of the Note, the Mortgage, and the other Loan documents and defaulted thereunder because, among other things, Defendant failed to make the required payments due thereunder commencing August 27, 2015 as follows:

a. Failure to pay principal due

17. The principal balance due under the Loan Documents is Nine Hundred Thousand, $900,000 plus late charges and interest at that default rate from August 27, 2015 and legal fees and costs and other expenses incurred pursuant to the applicable provision of the Loan Documents.

18. Defendant has failed and/or refused to pay the indebtedness owed Plaintiff pursuant to the Loan Documents.

19. Plaintiff has performed all of its obligations under the Loan Documents.

20. Among other things the Mortgage and Loan Documents contain express covenants providing in substance as follows:

a. Upon the occurrence of an event of default, the entire unpaid balance shall become due and payable at the option of the Plaintiff;

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b. In the event of a foreclosure, the Property may be sold in one or more parcels in any order or manner, as provided by law;

c. Defendant will pay all taxes, assessments, sewer rents or water rates, insurance premiums, and/or other charges affecting the Property in default thereof Plaintiff may pay same.

21. Plaintiff has paid or may be compelled during the pendency of this action to pay local taxes, assessments, sewer rents or water rates, insurance premiums, and/or other charges affecting the Property.

22. Each of the Defendants, and John Doe and Jane Doe, in the caption has or claims to have or may claim to have some interest in or lien upon said mortgage on the Property or some part thereof, which interest or lien, if any, has accrued subsequent to and/or is subject to and subordinate to the lien of the Mortgage.

23. Jeff Bank f/k/a The First National Bank of Jeffersonville is the holder of a subordinate mortgage date October 8, 2015 and record October 23, 2015 as Instrument Number 2015-7294 (Exhibit F, "Subordinate Mortgage").

24. In accordance - with the loan from Lender to Defendant, Defendant executed documents including but not limited to the promissory note, mortgage, guaranty, and other documents (hereinafter "Loan Documents"). Provident Trust Group f/b/o Priscilla Faulkner loaned funds to Lender on or about September 30, 2013. On or about said date Lender borrowed certain funds from Provident Trust Group f/b/o Priscilla Faulkner. Lender pledged the Loan Documents as collateral for the loan to Lender from the Collateral Assignees. However, the Loan Documents themselves were not assigned and the mortgage was not assigned in whole or in part to the Collateral Assignees.

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25. No other action or proceeding has been commenced or maintained or is now pending at law or otherwise for foreclosure of said Mortgage and Loan Documents or for recovery of the Loan or any part thereof.

26. Plaintiff requests that upon sale of the Property pursuant to the judgment of foreclosure demanded herein, the Property be sold subject to the following:

a. Any state of facts that an inspection of the Property would disclose;

b. Any state of facts that an accurate survey of the Property would show;

c. Covenants, restrictions, easements, and public utility agreements of record, if any;

d. Building and zoning ordinances of the municipality in which the mortgaged Property is located and possible violations of same;

e. Unpaid taxes and assessments, if any;

f. Any rights of tenants or persons in possession of the Property or a portion thereof;

g. Any equity of redemption of the United States of America to redeem the premises within 120 days from the date of foreclosure sale; and

h. Prior lien(s) of record, if any.

27. Plaintiff requests that in the event that Plaintiff possesses any other lien(s) against the Property either by way of judgment or otherwise, such other lien(s) shall not be merged into Plaintiffs cause(s) of set forth in this Verified Complaint, but that Plaintiff may enforce such other lien(s) and/or seek determination of priority thereof in any independent action(s) or proceeding(s), including, without limitation, and surplus money proceedings.

28. Plaintiff shall not be deemed to have waived, altered, released or changed the election hereinbefore made, by reason of any payment, before or after the date of the commencement of this action, of any or all of the defaults mentioned herein, and such election shall continue and remain effective.

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29. Pursuant to the Loan Documents the Defendant is liable to Plaintiff for the attorneys' fees and other expenses incurred by Plaintiff in connection with this action and enforcing its rights under the Loan Documents.

AS AND FOR A SECOND CAUSE OF ACTION

30. Plaintiff repeats and realleges each of the foregoing allegations as if fully set forth herein.

31. The Loan Documents provide that Defendant gave and Plaintiff maintains a security interest in and on all fixtures and personal property attached to the Property (the "Security Interest").

32. Defendant expressly authorized, in the Loan Documents, the filing of a financing statement, fixture filing, or similar filing, without Defendant's signature, to perfect the Security Interest.

33. The Security Interest is described in a certain UCC Financing Statement (Exhibit G, the "Financing Statement").

34. For the reasons set forth herein, and by reason of Defendant's defaults under the Loan Documents, Plaintiff is entitled to foreclose on the Security Interest.

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Wherefore, Plaintiff demands judgment:

(a)	on the First Cause of Action that the Defendants, and each of them, and all persons claiming under them or any of them, subsequent to the commencement of this action and the filing of a notice of pendency thereof, be barred mid foreclosed of any from all estate, right, title, interest, claim, lien and equity of redemption of, and to the said mortgaged Property and each and every part and parcel thereof; that the said Property may be decreed to be sold in one or more parcels, according to law, in "as is" physical order and condition, subject to the items set forth in this complaint; that the monies arising from the sale thereof may be brought into Court; that Plaintiff may be paid the amount due on the Note and Mortgage as hereinbefore set forth, with interest and late charges to the time of such payment and the expenses of such sale, plus reasonable attorneys' fees, together with the costs, allowance and disbursements of this action, and together with any sums incurred by Plaintiff pursuant to any term or provision of the Note and Mortgage set forth in this complaint, or to protect the liens of Plaintiffs Mortgage, together with interest upon said sums from the dates of the respective payments and advances thereof, so far as the amount of such monies properly applicable thereto will pay the same; that upon Plaintiffs application this Court forthwith appoint a receiver of the rents and profits of said Property, during the pendency of this action with the usual powers and duties; and that in the event that Plaintiff possesses any other liens against said mortgaged Property either by way of judgment or otherwise, Plaintiff requests that such other liens shall not be merged in Plaintiff's causes of action set forth in this complaint but that Plaintiff shall be permitted to enforce said other liens and/or seek determination of priority thereof in any independent actions or proceedings, including, without limitation, any surplus money proceedings, adjudicating Defendants liable, jointly and severally, to pay any deficiency which may remain after applying the foreclosure sale proceeds, net of expenses, to the indebtedness then owed under the Loan Documents, and that Plaintiff may have such other and further relief, or both, in the Property, as may be just and equitable;

(a)	on the Second Cause of Action that the defendants, and each of them, and all persons claiming under them or any of them be barred and foreclosed of and from all estate, right, title, interest, claim, lien and equity of redemption of, in and to the items covered by the UCC Financing Statement; that the monies arising from the sale thereof may be brought into Court; that the Plaintiff may be paid the amount due on its Note and security agreement hereinbefore set forth with interest to the time of such payment and the expenses of such sale; together with reasonable attorneys' fees and the legal expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the items of personal property covered by said security agreement (chattel mortgage) together with any monies advanced and paid by Plaintiff to protect the rights of Plaintiff in and to said personal property covered by said security agreement (chattel mortgage) with interest upon said amounts from the date of respective payments and advances thereof so far as the amount of such monies properly applicable thereto will pay the same; and the Defendants be directed to surrender possession of the items covered by said security agreement (chattel mortgage) to the purchaser at the foreclosure sale; and

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(b)	such other, further and different relief as the Court deems just, proper and equitable, together with the costs and disbursements of this action, all together with the costs and disbursements of this action.

Dated: White Plains, NY April 13, 2016

/s/ Carl L. Finger, Esq.

Carl L. Finger, Esq.

Finger & Finger, A Professional Corporation

Attorneys for the Plaintiff

158 Grand Street

White Plains, New York 10601

(914) 949-0308

13

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EXHIBIT A

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Schedule A

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Schedule A (Cont.)

8. North 9 degrees 08 minutes 24 seconds East, 30,10 feet;.

9. North 12 degrees 42 minutes 20 seconds East, 26.78 feet;

10. North 15 degrees 48 minutes 49 seconds East, 27.65 feet;

11. North 20 degrees 50 minutes 00 seconds East, 31.66 feet;

12. North 25 degrees 34 minutes 45 seconds East, 45.72 feet to the point or place of BEGINNING.

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EXHIBIT B

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COMMERCIAL REAL ESTATE MORTGAGE NOTE

$900,000	As of August 27, 2013

FOR VALUE RECEIVED, the undersigned Boreal Water Collection, Inc., a Nevada Corporation, having its chief executive office at 4496 State Road 42 North, Kiamesha, New York 12751 and principal place of business at 44944496 State Road 42 North, Kiamesha, New York 12751 ("Maker"), promises to pay to the order of Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC, having an address at 14225 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91423 (the "Lender") (the Lender and each successor, owner and holder of this Note being generally Called the "Holder") the sum of Nine Hundred Thousand AND 00/100 DOLLARS ($900,000) together with the following: (i) interest thereon (based upon a 360-day year and the actual number of days in each month) at the rate and in the manner hereinafter provided, from the date hereof to, but not including, the date this Note is paid in full; (ii) all amounts which may be or become due under the Mortgage (as that term is defined in this Note) or under any other document securing the indebtedness evidenced by this Note; (iii) all costs and expenses, including attorneys' and appraisers' reasonable fees (including, but not limited to, allocable costs of staff counsel), incurred in the collection of this Note (including, without limitation against any maker, endorser, guarantor, surety or other party obligated to pay the indebtedness evidenced by this Note) or the foreclosure of the Mortgage, or in protecting or sustaining the lien of the Mortgage or in any litigation or controversy arising from or connected with this Note, the Mortgage or any of the other Security Documents (as that term is defined in this Note); (iv) all taxes or duties assessed upon the indebtedness evidenced by this Note or by the Mortgage or upon the Mortgaged Property (as defined in the Mortgage) or upon any other collateral securing payment or any guaranty of payment of the indebtedness evidenced by this Note, calculated in the manner hereinafter set forth and payable as follows:

Interest Rate

1.	The Principal Balance shall bear interest at rate per annum equal to Twelve percent (12%) commencing on the date hereof and continuing to August 26, 2014 or the sooner imposition of the Default Rate (as hereinafter defined).

Payments

(i)	On the date hereof, the Maker is paying to the Lender the interest which will accrue on the Principal Balance from the date hereof through August 31, 2013, in the amount of $1,500.00;
(ii)	Commencing on October 1, 2013 and on the first day of each successive month thereafter to and including August 1, 2014, there shall be due and payable, in arrears, fixed sums in the amount of Nine Thousand and 00/100 DOLLARS ($9,000.00), each, which shall be applied to the payment of interest then due, computed as aforesaid; and
(iii)	On the Maturity Date the Principal Balance together with all accrued interest thereon shall be due and payable.

All interest shall be computed on a daily basis and calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed (i.e. 365/360 accrual/year basis), and paid in arrears on the Principal Balance.

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1.	The following terms as used herein shall have the following meanings:
(i)	The term "Business Day" shall mean any day on which commercial banks are open for business or are permitted to be open for business in the State of New York.
(ii)	The term "Maturity Date" shall mean August 26, 2014.
(iii)	The term "Mortgage" shall mean that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by Maker to Lender in the principal sum of $900,000 and to be recorded in the Sullivan County Clerk's Office, Sullivan County, New York.
(iv)	The term "Other Security Documents" shall mean all and any of the documents other than this Note or the Mortgage now or hereafter executed by the Maker in favor of the Lender, which wholly or partially secure or guaranty payment of this Note.
(v)	The term "Principal Balance" shall mean the outstanding principal balance of this Note from time to time.
(vi)	The term "Property" shall mean the real property encumbered by the Mortgage.

2. In addition to any late payment charge which may be due hereunder, if the Maker shall be in default under any of the terms, covenants or conditions contained herein beyond the expiration of any applicable grace period or if the Debt is declared immediately due and payable by Leader pursuant to the provisions of this Note, the Mortgage or the Other Security Documents or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the Principal Balance from the date thereof until such default shall have been cured or the Principal Balance shall have been paid in full at a rate per annum equal to twenty four percent (24%) per annum (the "Default Rate"), provided, however, that such interest rate shall in no event exceed the maximum interest rate which Maker may by law pay.

3. If the Lender shall deem applicable to this Note, any requirement of any law of the United States of America, any regulation, order, interpretation, ruling, official directive or guideline (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America which shall impose, increase, modify or make applicable thereto or cause to be included in, any reserve, special deposit, calculation used in the computation of regulatory capital standards, assessment or other requirement which imposes on the Lender any cost that is attributable to the maintenance hereof then, and in each such event, the Lender shall notify the Maker thereof and the Maker shall pay the Lender, within thirty (30) days of receipt of such notice, such amount as will compensate the Lender for any such cost, which determination may be based upon the Lender's reasonable allocation of the aggregate of such costs resulting from such events. In the event any such cost is a continuing cost, a fee payable to the Lender may be imposed upon the Maker periodically for so long as any such cost is deemed applicable to the Lender, in an amount determined by the Lender to be necessary to compensate the Lender for any such cost. The determination by the Lender of the existence and amount of any such cost shall, in the absence of manifest error, be conclusive.

4. Anything in this Note, the Mortgage, any of the Other Security Documents to the contrary notwithstanding, the Maker shall indemnify and hold the Lender harmless and defend the Lender at the Maker's sale cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees, and disbursements of the Lender's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

(i)	any ongoing matters arising out of this Note, the Mortgage, any of the Other Security Documents or the transaction contemplated hereby or thereby, including, but not limited to, all costs of appraisal or reappraisal of all or any portion of any collateral for the Debt (x) following a default hereunder or (y) as required by any applicable law or regulation, or of the granting by the Lender, in its reasonable discretion, of any lease non-disturbance agreements,

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(ii)	(ii) any amendment to, or restructuring of, the Debt, this Note, the Mortgage or any of the Other Security Documents, and
(iii)	any and all lawful action that may be taken by the Lender in connection with the enforcement of the provisions of this Note, the Mortgage or any of the Other Security Documents, whether or not suit is filed in connection with the same, or in connection with the Maker, any guarantor of all or any portion of the Debt and/or any partner; joint venturer or shareholder thereof becoming subject of a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by the Lender on account of any of the foregoing shall be reimbursable within ten (10) days of receipt of notice and demand therefor, and if not reimbursed by the Maker pursuant hereto, shall be deemed additional principal evidenced hereby and shall bear interest at the Default Rate set forth at paragraph 2 above.

5. If not sooner paid, all amounts owing under this Note shall be due and payable in full on August 26, 2014 (the "Maturity Date"). Notwithstanding anything herein to the contrary, in the event the Maker shall have complied with all of its obligations during the term of the Loan and further that the collateral securing the Loan remains sufficient in the commercially reasonable discretion of the Lender, the Maker may exercise an option to extend the Maturity Date by a period of one additional year by making a payment of an additional commitment fee in the amount of $54,000.00 at the time of such exercise. The terms and provisions of the documents evidencing the Loan, including the interest rate, shall remain in full force and effect during the extended period. Notification under this paragraph shall be made by Maker in writing to the Lender not less than Sixty (60) days prior to the Maturity Date.

6. In the event that any installment to be paid under the terms of this Note or any payment to be paid under the Mortgage or under any of the other Security Documents (as that term is defined in this Note) is not paid within Five (5) days from the due date, the holder hereof may charge and collect a "late charge" equal to 5% of such delinquent installment or other payment. Such late charges shall be charged on a monthly basis for each installment and shall accrue until paid in full. Maker agrees that such "late charge" is an agreed reasonable estimate of the amount of the expenses of holder incident to handling such delinquent payment, which expenses may be difficult for the parties to quantify, and which "late charge" constitutes agreed upon liquidated damages in addition to the payment of interest.

7. It is hereby expressly agreed that the principal balance of this Note, together with all interest accrued and unpaid hereon and all other sums due under this Note and the Mortgage (hereinafter collectively referred to as the "Debt"), shall become immediately due and payable at the option of the holder on the happening of any default or event by which (each such event being hereinafter referred to as an “Event of Default”, under the terms hereof or of the Mortgage or the terms of any other document now or hereafter executed by Maker or others in favor of the holder, which wholly or partially secure or guaranty payment of this Note (the "Other Security Documents") may or shall become due and payable, and that all of the terms, covenants and provisions contained in the Mortgage and the Other Security Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.

8. Upon occurrence of an Event of Default or, in any event, after the Maturity Date, the interest rate of this Note shall increase, at holder's option, until payment (including any period of time occurring after judgment), to a Default Rate being the lower of; (a) the highest rate allowed by law above the interest rate that would otherwise be in effect under this Note; or (b) a rate equal to twenty four percent (24%) per annum.

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9. The undersigned will pay on demand all attorneys' and appraisers' fees, out-of-pocket expenses incurred by the holder's attorneys and all costs incurred by the holder in the administration and collection of all obligations of the maker to the holder, including, without limitation, costs and expenses associated with travel on behalf of the holder, which costs and expenses are directly or indirectly related to the preservation, protection, collection, or enforcement of any of the holder's rights against the maker or any endorser or guarantor and against any collateral given to the holder to secure this Note or any other obligations of the maker or any endorser or guarantor, to the holder (whether or not suit is instituted by or against the holder or any legal appearances are made in any court on behalf of the holder). The obligation to pay all costs, expenses and attorneys' and appraisers' fees set forth in this Note shall expressly include those as may be incurred by the holder to collect the indebtedness due hereunder after judgment in favor of the holder including, without limitation, those incurred by the holder to foreclose any judgment lien, or to realize upon any collateral or to otherwise obtain payment and satisfaction of such judgment.

10. The maker and each endorser, guarantor and surety of this Note hereby give the Lender a security interest, lien and right of set off for all their respective liabilities upon and against all their deposits, deposit accounts, credits, collateral and property, now or hereafter in the possession, safekeeping, custody or control of Lender and its affiliates or in transit to them. At any time, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of maker or any guarantor even though unmatured. Maker and each endorser, guarantor and surety hereby agrees and acknowledges that holder may apply and reapply any and all payments received by holder against any indebtedness owing by maker or by such endorser, guarantor or surety to holder in such order as holder may elect, in its sole discretion, notwithstanding any direction as to such application by maker, such endorser, guarantor or surety or by any trustee in bankruptcy or other representative of such party.

11. The maker and each endorser, guarantor and surety of this Note hereby waive demand, protest, presentment for payment, notice of nonpayment, notice of protest, notice of dishonor and diligence in bringing suit against any party, and do hereby consent to (i) all renewals, extensions or modifications of this Note, the Mortgage or the other Security Documents (including any affecting the time of payment), (ii) all advances under this Note, the Mortgage or the other Security Documents, (iii) the release, surrender, exchange or substitution of all or any part of the security for the indebtedness evidenced by this Note, or the taking of any additional security, (iv) the release of any or all other persons from liability, whether primary or contingent, for the indebtedness evidenced by this Note or for any related obligations, (v) the granting of any other indulgences to any such person, and (vi) all defenses based upon suretyship or impairment of collateral, whether now existing or arising hereafter. Any such renewal, extension, modification, advance, release, surrender, exchange, substitution, taking or indulgence may take place without notice to any such person, and, whether or not any such notice is given, shall not affect the liability of any such person.

12. No delay or omission by the holder in exercising or enforcing any of the holder's powers, rights, privileges, remedies or discretion hereunder shall operate as a waiver thereof on that occasion or on any other occasion. No waiver of any Event of Default hereunder shall operate as a waiver of any other Event of Default hereunder, or as a continuing waiver. No requirement hereof may be waived except in a writing, signed by holder. This Note may not be modified except by an instrument in writing executed by the maker and the holder hereof:

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13. All notices, demands, or other communications made pursuant to this Note shall be in writing. Any notice to the maker or to the holder shall be deemed to have been given if mailed, by certified or registered mail, postage prepaid, return receipt requested, or if delivered by nationally recognized, overnight air courier return receipt requested, service, charges prepaid, to the maker or any endorser, guarantor or surety at the address of the maker appearing in the first paragraph of this Note and to the Lender addressed to Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC, 14225 , Ventura Boulevard, Suite 100, Sherman Oaks, CA 91423, or at such other address as such party shall have specified by not less than five (5) days prior written notice to the other party. No notation on a check or other method of payment or associated correspondence shall be effective to bind the holder, as evidence of an accord and satisfaction or otherwise, unless it is sent by certified mail, postage prepaid to the attention of the "General Counsel" of the holder at the address of such holder or such other address, if any, specified by holder, in a written notice sent to maker and it unless it is otherwise enforceable under applicable law.

14. This Note is secured by a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (the "Mortgage") from the maker, as Mortgagor, to the Lender, as Mortgagee, in the principal amount of $900,000, and by certain other collateral security documentation to be recorded in the Office of the Clerk of the County of Sullivan (Division of Land Records), New York and perfected by filing with the New York Secretary of State and all other applicable Uniform Commercial Code filing offices. The Mortgage constitutes a valid first lien on the Maker's fee interest in certain property more particularly described therein, known as 4494-4496 State Road 42 North, Kiameshi, New York 12751. This Note is being executed and delivered in New York, and shall be governed by and construed in accordance with the substantive laws of the State of New York (without regard to principles of conflicts of law), to the maximum extent the parties may so lawfully agree.

15. It is the intention of parties hereto to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall any party be entitled to receive, collect, or apply as interest, any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum amount which may be charged from time to time under applicable law; and, in the event that any party ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby; and, if the principal amount of the indebtedness evidenced hereby and all interest thereon is paid in full, any remaining excess shall forthwith be paid to the maker or other party lawfully entitled thereto. In determining whether or not the interest paid or payable, under any special contingency, exceeds the maximum which may be lawfully charged, the maker and the party receiving such payment shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium, rather than as interest. Any provision hereof or of any other agreement between the parties hereto that operates to bind; obligate, or compel the maker to pay interest in excess of such maximum rate, shall be construed to require the payment of the maximum rate only.

16. (a) Maker shall have the right to prepay this Note in whole or in part without penalty of any kind.

(b) Any and all prepayments shall be credited first to accrued interest to the date of the prepayment, then to escrow payments and other charges accrued pursuant to this Note and the Mortgage and then to the unpaid principal installments of this Note in the inverse order of their maturity and shall not affect the obligation to pay the regular installments required hereunder, until the entire indebtedness has been paid. The covenants of the maker set forth in this paragraph, and the guaranty of maker's obligations by any guarantors or endorsers, shall survive the payment or discharge of this Note and/or the satisfaction of the Mortgage and any other instruments or collateral securing this Note.

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17. If the maturity of this Note shall be accelerated for any reason, then a tender of payment by Maker, or by anyone on behalf of Maker, of the amount necessary to satisfy all sums due hereunder shall be deemed to be a voluntary prepayment tender this Note, any such prepayment, to the extent permitted by law, shall require payment of the Prepayment Premium , if any, set forth in section 14 above.

18. Lender may assign this Note, the Mortgage and the Other Security Documents or may issue participation interests or enter into participation interests with other parties for all or any portion of the indebtedness evidenced by this Note or the other Security Documents.

19. If the Note is now, or hereafter shall be, signed by more than one person, it shall be the joint and several obligation of all such persons (including, without limitation, all makers, endorsers, guarantors and sureties, if any) and shall be binding on all such persons and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Note shall be binding upon the undersigned and upon its successors, assigns, and representatives, and shall inure to the benefit of the holder and its successors and assigns.

20. THE MAKER, AND EACH GUARANTOR AND OTHER SURETY OF THIS NOTE HEREBY ACKNOWLEDGE AND AGREE THAT IF THIS NOTE IS LOST OR DESTROYED A COPY OF THIS NOTE MAY BE INTRODUCED INTO EVIDENCE IN ANY COURT BY THE HOLDER INSTEAD OF THE ORIGINAL TO PROVE THE CONTENTS HEREOF AND SAID PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION TO INTRODUCTION INTO EVIDENCE OF SUCH A COPY. MAKER, AND EACH GUARANTOR AND OTHER SURETY FURTHER ACKNOWLEDGE AND AGREE THAT LENDER WILL RELY UPON THE WAIVERS AND ACKNOWLEDGEMENTS SET FORTH IN THIS NOTE IN MAKING THE LOAN(S) TO THE MAKER EVIDENCED BY THIS NOTE.

21. THE MAKER, AND EACH GUARANTOR AND OTHER SURETY OF THIS NOTE VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE LENDER, THE MAKER OR ANY GUARANTOR OR OTHER SURETY IN RESPECT OF THIS NOTE OR ARISING OUT OF ANY SECURITY DOCUMENTS, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE.

Signature page follows.

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IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

Boreal Water Collection, Inc.

/s/ Francine Lavoie

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EXHIBIT C

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THIS MORTGAGE made as of the August 27, 2013, by Boreal Water Collection, Inc., a Nevada Corporation organized and existing under the laws of the State of Nevada, having an office at 4494-4496 State Road 42 North, Kiamesha, New York 12751 (hereinafter referred to as the "Mortgagor") and Woodbridge Mortgage Investment Fund 1. LLC, a Delaware LLC, having its principal place of business at 14225 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91423 (hereinafter referred to as the "Mortgagee").

WITNESSETH:

WHEREAS, the Mortgagor is the owner of a fee estate in the premises described in Exhibit A attached hereto (the "Premises");

NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of Nine Hundred Thousand and NO/100 ($900,000) DOLLARS, lawful money of the United States of America, to be paid with interest according to a certain Note dated the date hereof given by the Mortgagor to the Mortgagee (the "Note") (said indebtedness, interest and all other sums which may or shall become due hereunder, collectively, the "Debt"), the Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto the Mortgagee forever all right, title and interest of the Mortgagor now owned, or hereafter acquired, in and to the following property, tights and interest (such property, rights and interests, collectively, the "Mortgaged Property"):

(a) The Premises;

(b) all buildings and improvements now or hereafter located - on the Premises (the "Improvements");

(c) all of the estate, right; title, claim or demand of any nature whatsoever of the Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

(d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

(e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever and all additions thereto and renewals and replacements thereof, and all substitutions therefor now owned or hereafter acquired by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon or in, or attached to, any portion of the Mortgaged Property or appurtenances thereto, and used or usable in connection with the present or future operation and occupancy of the Mortgaged Property and all building equipment, materials and supplies of any nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property and whether stored at the Mortgaged Property or off-site (collectively, the "Equipment"), and the right, title and interest of the Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of New York), superior in lien to lien of this Mortgage and all proceeds and products of any of the above;

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(f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

(g) all leases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (the "Leases") and the right to receive and apply the rents, issues and profits of the Mortgaged Property (the "Rents") to the payment of the Debt which Leases and, Rents are hereby absolutely and unconditionally assigned to Mortgagee;

(h) all right, title and interest of the Mortgagor in and to (i) all contracts from time to time executed by the Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Mortgaged Property or any part thereof and all agreements relating to the purchase or lease of any portion of the Mortgaged Property or any property which is adjacent or peripheral to the Mortgaged Property, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Mortgaged Property or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Mortgaged Property;

(i) all trade names, trademarks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Mortgaged Property or any part thereof; all general intangibles related to the operation of the Mortgaged Property now existing or hereafter arising;

(j) all proceeds, both cash and non-cash, of the foregoing;

(k) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

(1) the right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of the Mortgagee in the Mortgaged Property.

TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of the Mortgagee, and the successors and assigns of the Mortgagee, forever.

AND the Mortgagor covenants and agrees with and represents and warrants to the Mortgagee as follows:

1. Payment of Debt. The Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Note and in this Mortgage.

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2. Warranty of Title.

(a) Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by Chicago Title Insurance Company to the Mortgagee and insuring the lien of this Mortgage, the Mortgagor warrants the title to the Premises, the Improvements, the Equipment and the balance of the Mortgaged Property. The Mortgagor also represents and warrants that (i) the Mortgagor is now, and after giving effect to this Mortgage, will be in a solvent condition, (ii) the execution and delivery of this Mortgage by the Mortgagor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against the Mortgagor.

(b) The Mortgagor (and the undersigned representative of the Mortgagor, if any) additionally represents and warrants that: (i) it has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on the Mortgagor's part to be performed, (ii) if the Mortgagor is a corporation, the Mortgagor is a duly organized and presently existing corporation and this Mortgage has been executed by authority of its Board of Directors and with the requisite consent of the holders of the outstanding shares of its capital stock entitled to vote thereon, if such consent is required under the provisions of the certificate of incorporation of the Mortgagor, (iii) if the Mortgagor is a partnership, the Mortgagor is a duly authorized and validly existing partnership and this Mortgage has been executed by a duly authorized general partner and (iv) if the Mortgagor is a limited liability company, this Mortgage has been authorized and executed in accordance with the provisions of the operating agreement of the Mortgagor.

3. Insurance.

The Mortgagor (i) will keep the Improvements and the Equipment insured against loss or damage by fine, standard extended coverage perils and such other hazards as the Mortgagee shall from time to time require in amounts approved by the Mortgagee, which amounts shall in no event be less than 100% of the full insurable value of the Improvements and the Equipment and shall be sufficient to meet all applicable co-insurance requirements, and (ii) will maintain rental and business interruption insurance and (iii) such other forms of insurance coverage with respect to the Mortgaged Property as the Mortgagee shall from time to time require in amounts approved by the Mortgagee. All policies of insurance (the "Policies") shall be issued by insurers having a minimum policy holders rating of "A" per the latest rating publication of Property and Casualty Insurers by A.M. Best Company and who are lawfully doing business in New York and are otherwise acceptable in all respects to the Mortgagee. All Policies shall contain the standard New York mortgagee non-contribution clause endorsement or an equivalent endorsement satisfactory to the Mortgagee naming the Mortgagee as the person to which all payments made by the insurer thereunder shall be paid and shall otherwise be in form and substance satisfactory in all respects to the Mortgagee Blanket insurance policies shall not be acceptable for the purposes of this paragraph unless otherwise approved to the contrary by the Mortgagee. The Mortgagor shall pay the premiums for the Policies as the same become due and payable. At the request of the Mortgagee, the Mortgagor will deliver the Policies to the Mortgagee. Not later than ten (10) days prior to the expiration date of each of the Policies, the Mortgagor will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to the Mortgagee. If at any time the Mortgagee is not in receipt of written evidence that all, insurance required hereunder is in force and effect, the Mortgagee shall have the right without notice to the Mortgagor to take such action as the Mortgagee deems necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as the Mortgagee in its sole discretion deems appropriate, and all expenses incurred by the Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Mortgagor to the Mortgagee upon demand. The Mortgagor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies. If the Premises, or any portion of the Improvements Or the Equipment, is located in a Federally designated "special flood hazard area," in addition to the other Policies required under this paragraph, a flood insurance policy shall be delivered by the Mortgagor to the Mortgagee. If no portion of the Premises is located in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate inform satisfactory to the Mortgagee from a licensed surveyor, appraiser or professional engineer or other qualified person. If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, the Mortgagor shall give prompt notice thereof to the Mortgagee Sums paid to the Mortgagee by any insurer may be retained and applied by the Mortgagee toward payment of the Debt whether or not then due and payable in such order, priority and proportions as the Mortgagee in its discretion shall deem proper or, at the discretion of the Mortgagee, the same may be paid, either in whole or in part, to the Mortgagor for such purposes as the Mortgagee shall designate. If the Mortgagee shall receive and retain such insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by the Mortgagee and actually applied by the Mortgagee in reduction of the Debt The provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to this Mortgage. In addition, the Mortgagee must be named as first mortgagee and loss payee as to the Mortgaged Property under the insurance policy maintained by the Mortgagor for the Mortgaged Property.

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4. Payment of Taxes, etc. The Mortgagor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property, and all common charges, dues and assessments imposed pursuant to the Condominium Documents, all insurance premiums, water rates and sewer rents (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. The Mortgagor shall deliver to the Mortgagee, upon request, receipted bills, cancelled checks and other evidence satisfactory to the Mortgagee evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

5. At the option of the Mortgagee, the Mortgagor will pay to the Mortgagee on the day of each calendar month one-twelfth of an amount (the "Escrow Fund") which would be sufficient to pay the Taxes payable, or estimated by the Mortgagee to be payable, during the ensuing twelve (12) months. The Mortgagee will apply the Escrow Fund to the payment of Taxes which are required to be paid by the Mortgagor pursuant to the provisions of this Mortgage. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by the Mortgagor pursuant to the provisions of this Mortgage, the Mortgagee shall, in its discretion, (a) return any excess to the Mortgagor, or (b) credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, the Mortgagee may deal with the person shown on the records of the Mortgagee to be the owner of the Mortgaged Property. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, the Mortgagor shall pay to the Mortgagee, upon request, an amount which the Mortgagee shall estimate as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of the Mortgagee and shall constitute additional security for the Debt and shall not bear interest.

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6. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, the Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by the Mortgagee to the discharge of the Debt. The Mortgagee may apply the entire amount of any such award or payment to the discharge of the Debt whether or not then due and payable in such order, priority and proportions as the Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such award or payment, the Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. The Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee. The Mortgagor hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any Such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

7. Leases and Rents.

(a) Subject to the terms of this paragraph, the Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants the Mortgagor the right to collect the Rents. The Mortgagor shall hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt The right of the Mortgagor to collect the Rents may be revoked by the Mortgagee upon any default by the Mortgagor under the terms of the Note or this Mortgage by giving notice of such revocation to the Mortgagor. Following such notice the Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as the Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether the Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. The Mortgagor shall not, without the consent of the Mortgagee, make, or suffer to be made, any Leases or cancel any Leases or modify or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. The Mortgagee shall have all of the rights against tenants of the Mortgaged Property as set forth in Section 291-f of the Real Property Law of New York. The Mortgagor shall (a) fulfill or perform each and every provision of the Leases on the part of the Mortgagor to be fulfilled or perforated, (b) promptly send copies of all notices of default which the Mortgagor shall send or receive under the leases to the Mortgagee, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which the Mortgagee may have herein, in the event of any default under this Mortgage, the Mortgagee, at its option, may require the Mortgagor to pay monthly in advance to the Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of the Mortgagor. Upon default in any such payment, the Mortgagor will vacate and surrender possession of the Mortgaged Property to the Mortgagee, or to such receiver, and, in default thereof. the Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on the Mortgagee any of the obligations of the lessor under the Leases.

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(b) Mortgagor acknowledges and agrees that, upon recordation of this Mortgage, Mortgagee's interest in the Rents shall be deemed to be fully perfected "chaste" and enforced as to Mortgagor and all third parties, including without limitation, any subsequently appointed trustee in any case under the U.S. Bankruptcy Code, without the necessity of (i) commencing a foreclosure action with respect to this Mortgage, (ii) furnishing notice to Mortgagor or tenants under the Leases, (iii) making formal demand for the Rents (iv) taking possession of the Mortgaged Property as a Mortgagee-En-possession, (v) obtaining the appointment of a receiver of rents and profits of the Mortgaged Property, (vi) sequestering or impounding the Rents, or (vii) taking any other affirmative action.

(c) For purposes of 11 U.S.C. Section 552 (b), Mortgagor and Mortgagee agree that this Mortgage shall constitute a "security agreement," that the security interest created by such security agreement extends to property of Borrower acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and that such security interest shall extend to all Rents acquired by the estate after the commencement of a case in bankruptcy.

(d) Mortgagor hereby further acknowledges and agrees that all Rents are and shall be deemed to be "Cash Collateral" under Section 363 of the U.S. Bankruptcy Code in the event that Mortgagor files a voluntary petition in bankruptcy or is made subject to any involuntary bankruptcy proceeding. Borrower may not use the Cash Collateral without the consent of Mortgagee and/or an order of any bankruptcy court pursuant to 11 U.S.C. 363(b) (2), and Mortgagor hereby waives any right it may have to assert that the Rents do not constitute Cash Collateral. No consent by Mortgagee to the use of Cash Collateral by Mortgagor shall be deemed to constitute Mortgagee's approval of the purpose for which such Cash Collateral was expended.

8. Maintenance of the Mortgaged Property. The Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the prior written consent of the Mortgagee. The Mortgagor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof, including without limitation, the Americans with Disabilities Act of 1990 (42 U.S.C.A. Sec. 12101 et seq). The Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the Policies, the Mortgagor's obligation to repair, replace or rebuild such portion of the Mortgaged Property shall be contingent upon the Mortgagee paying the Mortgagor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. The Mortgagor will not, without obtaining the prior consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

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9. Environmental Provisions.

(a) For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined or regulated as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is or contains petroleum, gasoline, diesel fuel, another petroleum hydrocarbon product, asbestos, asbestos-containing materials or polychlorinated biphenyls, (ii) the "Environmental Requirements" shall collectively mean all present and future laws, statutes, common law, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

(b) The Mortgagor hereby represents and warrants to the Mortgagee that, to the best of Mortgagor's knowledge, after diligent inquiry, (i) no Hazardous Material is currently located at, in, on, under or about the Mortgaged Property in manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (ii) no releasing, emitting, discharging, leaching, dumping, disposing or transporting of any Hazardous Material from the Mortgaged Property onto any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, (iii) no notice of violation, non-compliance, liability or potential liability, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement, nor does the Mortgagor have knowledge or reason to believe that any such notice will be received or is being threatened, and (iv) the Mortgaged Property and the operation thereof are in full compliance with all Environmental Requirements.

(c) The Mortgagor shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on the Mortgagor, the Mortgagee or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. The Mortgagor shall notify the Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Mortgagee copies of any notices received by the Mortgagor relating to alleged violations of any Environmental Requirement or any potential liability under any Environmental Requirement and will promptly pay when due any fine or assessment against the Mortgagee, the Mortgagor or the Mortgaged Property relating to any Environmental Requirement. If at any time it is it is determined that the operation or use of the Mortgaged Property is in violation of any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which violate any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any form of cleanup or corrective action, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Mortgagee, take, at the Mortgagor's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be Completed within such thirty (30) day period, the Mortgagor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements.

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(d) If the Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in clause (c) above, the Mortgagee may, in its sole and absolute discretion, make advances or payments toward the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Mortgagee (including, without limitation, reasonable counsel fees and all consultant fees and expenses, investigation and laboratory fees and, expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Mortgagor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by the Mortgagee until the date any such sums are repaid by the Mortgagor to the Mortgagee. The Mortgagor will execute and deliver, promptly upon request, such instruments as the Mortgagee may deem useful or necessary to permit the Mortgagee to take any such action, and such additional notes and mortgages, as the Mortgagee may require to secure all sums so advanced or paid by the Mortgagee. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Mortgagor or for which the Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then the Mortgagor will, within thirty (30) days from the date that the Mortgagor is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien), either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such lien on the Mortgaged Property.

(e) The Mortgagee may, at its option, at intervals of not less than one year, or more frequently if the Mortgagee reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm the Mortgagor's compliance with the provisions of this paragraph, and the Mortgagor shall cooperate in all reasonable ways with the Mortgagee connection with any such audit. If such audit discloses that a violation of or a liability under an Environmental Requirement exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, the Mortgagor shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by the Mortgagee.

(f) If this Mortgage is foreclosed, or if the Mortgaged Property is sold pursuant to the provisions of this Mortgage, or if the Mortgagor tenders a deed or assignment in lieu of foreclosure or sale, the Mortgagor shall deliver the Mortgaged Property to the purchaser at foreclosure or sale or to the Mortgagee, its nominee, or wholly-owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements.

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(g) The Mortgagor will defend, indemnify, and hold harmless the Mortgagee, its co-lenders, participants, employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Mortgagor of any of the provisions of this paragraph 9, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal. property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of the Mortgagee hereunder. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor. The obligations and liabilities of the Mortgagor under this paragraph 9 shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of this Mortgage, sale of the Mortgaged Property pursuant to the provisions of this Mortgage or acceptance by the Mortgagee, its nominee or affiliate of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or, circumstance of any nature whatsoever.

10. Estoppel Certificates. The Mortgagor, within ten (10) days after request by the Mortgagee and at its expense, will furnish the Mortgagee with a statement, duly acknowledged and certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any.

11. Transfer or Encumbrance of the Mortgaged Property.

No part of the Mortgaged Property nor any interest of any nature whatsoever therein nor any interest of any nature whatsoever in the Mortgagor or any Guarantor (whether partnership, stock, equity, beneficial; profit, loss or otherwise) shall in any manner, directly or indirectly, be further encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of the Mortgagee, which consent in any and all circumstances may be withheld in the sole and absolute discretion of the Mortgagee. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not the Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

12. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be hand delivered or sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (1) when received at the following addresses if hand delivered or sent by Federal Express, or other reputable courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

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If to Mortgagor:

Boreal Water Collection, Inc.

4494-4496 State Road 42 North

Kiamesha, New York 12751

Attention:

with a copy to:

Billig, Loughlin & Baer

461 Broadway

Monticello, New York 12701

Attention: Jacob R. Billig, Esq.

If to the Mortgagee:

Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC

14225 Ventura Boulevard, Suite 100

Sherman Oaks, CA 91423

Attention: General Counsel

With a copy to:

Finger & Finger, A Professional Corporation

158 Grand Street

White Plains, New York 10601

Attention: Daniel S. Finger, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

13. Sale of Mortgaged Property.

(a) In the event of a default hereunder, Mortgagee, may choose to utilize, if permitted under the laws of the State of New York, a non-judicial foreclosure by power of sale of this mortgage.

(b) If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of the Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

14. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State of New York deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Note or the Debt, the Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by the Mortgagee, whichever is less, provided, however, that, if, in the opinion of the attorneys for the Mortgagee, the Mortgagor is not permitted by law to pay such taxes, the Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to the Mortgagor of not less than thirty (30) days.

15. No Credits on Account of the Debt. The Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt. If at any time this Mortgage shall secure less than all of the principal amount of the Debt, it is expressly agreed that any repayment of the principal amount of the Debt shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Debt outstanding.

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16. Offsets, Counterclaims and Defenses. Any assignee of this Mortgage and the Note shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which the Mortgagor may have against any assignor of this Mortgage and the Note, and no such offset, counterclaim or defense shall be interposed or asserted by the Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage or the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by the Mortgagor.

17. Other Security for the Debt. The Mortgagor shall observe and perform all of the terms, covenants and provisions contained in the Note and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby.

18. Documentary Stamps. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Mortgage, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

19. Right of Entry. Upon prior notice, the Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

20. Books and Records. The Mortgagor will keep and maintain or will cause, to be kept and maintained on a fiscal year basis in accordance with sound accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of the Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expenses be realized by the Mortgagor or by any other person whatsoever excepting lessees unrelated to and affiliated with the Mortgagor who have leased from the Mortgagor portions of the Mortgaged Property for the purpose of occupying the same. The Mortgagee shall have the right from time to time upon reasonable notice at all times during normal business hours to examine such books, records and accounts at the office of the Mortgagor or other person maintaining such books, records and accounts and to make copies or extracts thereof as the Mortgagee shall desire. The Mortgagor will furnish or cause to be furnished to the Mortgagee, annually, (i) within ninety (90) days following the end of the fiscal year of the Mortgagor, commencing with the year ending December 31, 2013, a property-level report showing income and expenses of the Mortgaged Property and a rent roll for the Mortgaged Property, each certified to be true and correct by a member of the Mortgagor, (ii) commencing with the 2012 tax year, an annual Form 990 tax return from the Mortgagor, with all supporting schedules, within thirty (30) days following the filing thereof; and (iii) within thirteen (13) months from the date of delivery to the Mortgagee of its last financial statement. All of the foregoing statements shall be satisfactory in all respects to the Mortgagee. If the Mortgagor shall fail to deliver any of the foregoing documents to the Mortgagee as and when required, the Mortgagor will pay to the Mortgagee, upon request, a $500 fee for each such failure. Within sixty (60) days after the end of each fiscal year of the Mortgagor, the Mortgagor shall furnish, to the Mortgagee a certificate signed by a duly authorized representative of the Mortgagor certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default or an Event of Default under this Mortgage and if such default or Event of Default exists, the nature thereof and the period of time it has existed. The Mortgagor shall deliver to the Mortgagee within fifteen (15) days following the filing thereof, a copy of the federal income tax returns and all schedules thereto, signed and dated and filed with the Internal Revenue Service of the Mortgagor and Francine Lavoie (the "Guarantor"). Evidence of an extension request, if applicable, for either the Mortgagor or the Guarantor, shall be furnished to the Mortgagee. The Mortgagor shall deliver to the Mortgagee within fifteen (15) days following the filing thereof any other documents filed with the Internal Revenue Service by either the Mortgagor or the Guarantor. The Mortgagor shall furnish the Mortgagee with such additional financial information or other information pertaining to the operation of the Mortgaged Property and/or to the financial condition or operations of the Mortgagor or any Guarantor as the Mortgagee may from time to time request, including, but not limited to, accounts receivable aging, accounts payable aging and internal financial statements.

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21. Performance of Other Agreements. The Mortgagor shall observe and perform each and every term to be observed or performed by the Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

22. Events of Default. The Debt shall become due at the option of the Mortgagee upon the occurrence of any one or more of the following events (herein collectively referred to as Events of Default):

(a) if any portion of the Debt is not paid within five (5) days after the same is due;

(b) if the Mortgagor shall fail to pay within twenty (20) days of notice and demand by the Mortgagee, any installment of any assessment against the Mortgaged Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Mortgaged Property;

(c) if any Federal tax lien is filed against the Mortgagor, any Guarantor or the Mortgaged Property and the same is not discharged of record within thirty (30) days after written notice thereof to Mortgagor,

(d) if without the consent of the Mortgagee (which consent in any and all circumstances may be withheld in the sole and absolute discretion of the Mortgagee) any part of the Mortgaged Property or any interest of any nature whatsoever therein or any interest of any nature whatsoever in the Mortgagor, or any Guarantor (whether partnership, stock, equity, beneficial, profit, loss or otherwise) is in any manner, by operation of law or otherwise, whether directly or indirectly, further encumbered (except as otherwise permitted), sold, transferred, assigned or conveyed, and irrespective of whether any such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason or operation of law or is otherwise made;

(e) if without the consent of the Mortgagee any Improvement or the Equipment (except for the normal replacement of the Equipment) is removed, demolished or materially altered, or if the Mortgaged Property is not kept in good condition and repair,

(f) if the Mortgagor shall fail to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property within three (3) months from the issuance thereof, or the time period set forth therein, whichever is less, provided that, if such requirement or order or notice cannot reasonably be complied with within such three-month period and the Mortgagor shall have commenced to comply therewith within such three-month period and thereafter diligently and expeditiously proceeds to complete such compliance, such three-month period shall be extended for so long as it shall require the Mortgagor in the exercise of due diligence to complete such compliance, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days;

(g) if the Policies are not kept in full force and effect, or if the Policies are not delivered to the Mortgagee within ten (10) days after written request by Mortgagee;

(h) if on application of the Mortgagee two or more fire insurance companies lawfully doing business in the State of New York refuse to issue Policies;

(i) if the Mortgagor shall fail to pay the Mortgagee within ten (10) days following demand therefor all Premiums and/or Taxes paid by the Mortgagee pursuant to this Mortgage, together with any late payment charge and interest thereon calculated at the Default Rate;

(j) if without the consent of the Mortgagee any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned;

(k) if any representation or warranty of the Mortgagor, or of any person (herein referred to as a Guarantor) guaranteeing payment of the Debt or any portion thereof, or of operating expenses of the Mortgaged Property or guaranteeing performance by the Mortgagor of any of the terms of this Mortgage made herein or in any such guaranty (the "Guaranty"), or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note, this Mortgage, or any such Guaranty, shall prove false or misleading in any material respect;

(l) if the Mortgagor or any Guarantor shall make an assignment for the benefit of creditors;

(m) if a court of competent jurisdiction enters a decree or order for relief with respect to the Mortgagor or any Guarantor under Title 11 of the United States Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy law or other similar law, or if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Mortgagor or any Guarantor, or of any substantial part of their respective properties, or if such court decrees or orders the winding up or liquidation of the affairs of the Mortgagor or any Guarantor;

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(n) if the Mortgagor or any Guarantor files a petition or answer or consent seeking relief under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or other similar law, or if the Mortgagor or any Guarantor consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or Other similar official) of the Mortgagor or any Guarantor, or of any substantial part of their respective properties, or if the Mortgagor or any Guarantor fails generally to pay their respective debts as such debts become due, or if the Mortgagor or any Guarantor takes any action in furtherance of any action described in this subparagraph;

(o) if the Mortgagor or other person, or any Guarantor, shall be in default hereunder or under the Note; the Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby;

(p) if the Mortgagor or other person, or any Guarantor, shall be in default under any mortgage or deed of trust covering any part of the Mortgaged Property whether superior or inferior in lien to this Mortgage, and including, without limitation, any such mortgage or deed of trust now or hereafter held by the Mortgagee;

(q) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien, or other liens of any nature whatsoever, and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of the Mortgagee by the title company insuring the lien of this Mortgage Within a period of sixty (60) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Mortgage and irrespective of whether the same constitutes a perfected or inchoate lien or encumbered on the Mortgaged Property or is only a matter of record or notice;

(r) if any Guarantor shall die, become legally incapacitated, terminated, dissolved, wound up or liquidated or if any Guarantor shall be in default under its guarantee;

(s) if the Mortgagor or any Guarantor shall fail to pay when due any obligations or shall fail or neglect to keep or observe any term, provision, condition, warranty or representation contained in any other note or loan document evidencing or securing any other loan from the Mortgagee to the Mortgagor or any Guarantor, whether now or hereafter existing,

(t) if the Mortgagee deems itself insecure or if there is such a change in the condition or affairs (financial or otherwise) of the Mortgagor or any Guarantor which the Mortgagee believes materially impairs the financial condition of the Mortgagor or any Guarantor or increases the Mortgagee's risk of non-payment of the Note secured hereby;

(u) if the Mortgagor shall fail to fully and punctually perform each and every obligation on the part of the Mortgagor to be performed in connection with the Corporate Documents or, without the prior written consent of the Mortgagee, shall join in or consent to any amendment thereof or to any Restrictive Covenant or amendment thereof;

(v) if the Mortgagor shall continue to be in default under any of the other terms, covenants or conditions of this Mortgage for five (5) days after notice from the Mortgagee in the case of any default which can be cured by the payment of a sum of money or for twenty (20) days after notice from the Mortgagee in the case of any other default, provided that, if such default cannot reasonably be cured within such twenty (20) day period and the Mortgagor shall have commenced to cure such default within such twenty (20) day period and thereafter diligently and expeditiously proceeds to cure the same, such twenty (20) day period shall be extended for so long as it shall require the Mortgagor in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

Upon the occurrence of an Event of Default, the Mortgagee may at any time, at its option and in its sole discretion, (i) bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce the covenants hereof, (ii) exercise any or all of the remedies available to a secured party under the Uniform Commercial Code, and (iii) exercise any or all of its other rights and remedies under the Mortgage, the other Loan Documents and applicable law.

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23. Rights to Cure\Defaults. If default in the performance of any of the covenants of the Mortgagor herein occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to the Mortgagor or any person in possession thereof holding under the Mortgagor. If the Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by the Mortgagor to the Mortgagee upon demand. All such costs and expenses incurred by the Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by the Mortgagor to the Mortgagee upon demand, with interest (calculated for the actual number of days elapsed on the basis of a 360-day year) at a rate per annum equal to twenty four percent (24%) per annum (herein referred to as the "Default Rate"), provided, however, that the Default Rate shall in no event exceed the maximum interest rate which the Mortgagor may by law pay, for the period after notice from the Mortgagee that such costs or expenses were incurred to the date of payment to the Mortgagee. To the extent any of the aforementioned costs or expenses paid by the Mortgagee after default by the Mortgagor shall constitute payment of (i) taxes, charges or assessments which may be imposed by law upon the Mortgaged Property, (ii) premiums on insurance policies covering the Mortgaged Property, (iii) expenses incurred in upholding the lien of this Mortgage, including, but not limited to, the costs and expenses of any litigation to collect the indebtedness secured by this Mortgage or to prosecute, defend, protect or preserve the rights and the lien created by this Mortgage, or (iv) any amount, cost or charge to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such costs, expenses and amounts, together with interest thereon at the Default Rate, shall be added to the indebtedness secured by this Mortgage and shall be secured by this Mortgage. Notwithstanding anything to the contrary contained in this Mortgage, the maximum amount of the principal indebtedness secured by this Mortgage at execution or which under any contingency may become secured by this Mortgage is Nine Hundred Thousand AND NO/100 ($900,000) DOLLARS plus all amounts expended by the Mortgagee after default by the Mortgagor, as hereinabove set forth in this paragraph.

24. Appointment of Receiver. The Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

25. Non-Waiver. The failure of the Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. The Mortgagor shall not be relieved of the Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage by reason of (i) failure of the Mortgagee to comply with any request of the Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between the Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of the Mortgagor, and in the latter event, the Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by the Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. The Mortgagee may resort for the payment of the Debt to any other security held by the Mortgagee in such order and manner as the Mortgagee, in its discretion, may elect. The Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Mortgagee thereafter to foreclose this Mortgage. The Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of the Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

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26. Liability. If the Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

27. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State of New York

28. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement" and a "fixture filing," within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other tights and interest, whether tangible or intangible in nature, of the Mortgagor in the Mortgaged Property. The Mortgagor by executing and delivering this Mortgage has granted to the Mortgagee, as security for the Debt, a security interest in the Equipment. The Mortgagor hereby authorizes the Mortgagee or its agents or assigns, to execute and file, without the signature of the Mortgagor, one or more UCC-1 Financing Statements for the purpose of perfecting such security interest, if permitted under the laws of the state wherein the Mortgaged Property is located. If the Mortgagor shall default under the Note or this Mortgage, the Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all tights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Equipment or any part thereof, and to take such other measures as the Mortgagee may deem necessary for the care, protection and preservation of the Equipment. Upon request or demand of the Mortgagee, the Mortgagor shall at its expense assemble the Equipment and make it available to the Mortgagee at a convenient place acceptable to the Mortgagee. The Mortgagor shall pay to the Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by the Mortgagee in protecting its interest in the Equipment and in enforcing its rights hereunder with respect to the Equipment. Any notice of sale, disposition or other intended action by the Mortgagee with respect to the Equipment sent to the Mortgagor in accordance with the provisions of this Mortgage at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to the Mortgagor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by the Mortgagor within five (5) days after receipt by the Mortgagor of such notice. The proceeds of any sale or disposition of the Equipment, or any part thereof, may be applied by the Mortgagee to the payment of the Debt in such order, priority and proportions as the Mortgagee in its discretion shall deem proper. If any change shall occur in the Mortgagor's name, the Mortgagor shall promptly cause to be filed at its own expense, new financing statements as required under the Uniform Commercial Code to replace those on file in favor of the Mortgagee.

29. Further Acts, etc. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as the Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this mortgage and, on demand, will execute and deliver and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent the Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

30. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defined or limiting, in any way, the scope or intent of the provisions hereof.

31. Filing of Mortgage, etc. The Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property. The Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. The Mortgagor shall hold harmless and indemnify the Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

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32. Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall the Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, the Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

33. Sole Discretion of Mortgagee. Except as may otherwise be expressly provided to the contrary, wherever pursuant to the Note, this Mortgage, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, the Mortgagee exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to the Mortgagee, the decision of the Mortgagee to consent or not consent, or to approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of the Mortgagee and shall be final and conclusive.

34. Reasonableness. If at any time the Mortgagor believes that the Mortgagee has not acted reasonably in granting or withholding any approval or consent under the Note, this Mortgage, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either (i) the Mortgagee has expressly agreed to act reasonably, or (ii) absent such agreement, applicable law would nonetheless require the Mortgagee to act reasonably, then the Mortgagor's sole remedy shall be to seek injunctive relief or specific performance, and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Mortgagor against the Mortgagee.

35. Recovery of Sums Required To Be Paid. The Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced.

36. Actions and Proceedings. The Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Mortgagee, in its discretion, determines should be brought to protect its interest in the Mortgaged Property.

37. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

38. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

39. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided in this Mortgage, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean each the Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Mortgagee" shall mean the Mortgagee or any subsequent holder of the Note; the word "Note", shall mean the Note or any other evidence of indebtedness secured by this Mortgage; the word "Guarantor" shall mean each person guaranteeing payment of the Debt or any portion thereof or indemnifying the Mortgagee against any loss arising out of the transactions referred to herein or performance by the Mortgagor of any of the terms of this Mortgage and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; and the word "Debt" shall mean all sums secured by this Mortgage; and the word "default" shall mean the occurrence of any default by the Mortgagor or, other person in the observance or performance of any of the terms, covenants or provisions of the Note or this Mortgage on the part of the Mortgagor or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

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40. Waiver of Notice. The Mortgagor shall not be entitled to any notices of any nature whatsoever from the Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by the Mortgagee to the Mortgagor, and the Mortgagor hereby expressly waives the right to receive any notice from the Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by the Mortgagee to the Mortgagor.

41. No Oral Change. This Mortgage may only be modified, amended or changed by an agreement in writing signed by the Mortgagor and the Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by the Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by the Mortgagee and if so given by the Mortgagee shall only be effective in the specific instance in which given. The Mortgagor acknowledges that the Note, this Mortgage, and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Note, this Mortgage and such other executed and delivered documents and instruments.

42. Trust Fund. Pursuant to Section 13 of the Lien Law of New York, the Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

43. Non-Residential Property. This Mortgage does not cover real property principally improved by one or more structures containing in the aggregate six (6) or less residential dwelling units having their own separate cooking facilities.

44. WAIVER OF TRIAL BY JURY. THE MORTGAGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE MORTGAGEE BY ITS ACCEPTANCE OF TILE NOTE AND THIS MORTGAGE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTE, THIS MORTGAGE ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED AND DELIVERED IN CONNECTION THEREWITH OR THE LOAN SECURED BY THIS MORTGAGE.

45. WAIVER OF STATUTORY RIGHTS. THE MORTGAGOR SHALL NOT AND WILL NOT APPLY FOR OR AVAIL ITSELF OF ANY APPRAISEMENT, VALUATION, STAY, EXTENSION OR EXEMPTION LAWS, OR ANY SO-CALLED "MORATORIUM LAWS," NOW EXISTING OR HEREAFTER ENACTED, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS MORTGAGE, BUT HEREBY WAIVES THE BENEFIT OF SUCH LAWS TO THE FULL EXTENT THAT THE MORTGAGOR MAY DO SO UNDER APPLICABLE LAW. THE MORTGAGOR FOR ITSELF AND ALL WHO MAY CLAIM THROUGH OR UNDER IT WAIVES ANY AND ALL RIGHT TO HAVE THE PROPERTY AND ESTATES COMPRISING THE MORTGAGED PROPERTY MARSHALLED UPON ANY FORECLOSURE OF THE LIEN OF THIS MORTGAGE AND AGREES THAT ANY COURT HAVING JURISDICTION TO FORECLOSE SUCH LIEN MAY ORDER THE MORTGAGED PROPERTY SOLD AS AN ENTIRETY. THE MORTGAGOR HEREBY WAIVES FOR ITS IN AND ALL WHO MAY CLAIM THROUGH OR UNDER IT, AND TO THE FULL EXTENT THE MORTGAGOR MAY DO SO UNDER APPLICABLE LAW, ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OF DECREE OF FORECLOSURE OF THIS MORTGAGE OR GRANTED UNDER ANY STATUTE NOW EXISTING OR HEREAFTER ENACTED.

46. Brokerage. The Mortgagor covenants and agrees that no brokerage commission or other fee, commission or compensation is to be paid by the Mortgagee on account of the loan or other financing obligations evidenced by the Note and/or secured by this Mortgage and the Mortgagor agrees to indemnify the Mortgagee against any claims for any of the same.

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47. Enforceability. This Mortgage was negotiated in the State of New York, and made by the Mortgagor and accepted by the Mortgagee in the State of New York, and the proceeds of the loan secured hereby were disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Mortgage and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United State of America, except with respect to the provisions hereof which relate to the realization upon the security covered by this Mortgage, in which case such provisions shall be governed by the State in which the Mortgaged Property is located, it being understood that, to the fullest extent permitted by the law of such State, the law of the State of New York shall govern the validity and enforceability of this Mortgage, the Note, and other documents executed and delivered in connection with the Debt, and the obligations arising hereunder and thereunder. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be unenforceable or prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such unenforceability, prohibition or invalidity, without invalidating the remaining provisions of this Mortgage.

48. Indemnification. Anything in this Mortgage or the other Loan Documents to the contrary notwithstanding, the Mortgagor shall indemnify and hold the Mortgagee harmless and defend the Mortgagee at the Mortgagor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, title insurance premiums and charges and reasonable attorneys' fees and disbursements of the Mortgagee's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with (i) any ongoing matters arising out of the transaction contemplated hereby, the Debt, this Mortgage, the Note or any other document or instrument now or hereafter executed and/or delivered in connection with the Debt (the "Loan Documents") and/or the Mortgaged Property, including, but not limited to, all costs of reappraisal of the mortgaged property or any part thereof, whether required by law, regulation, the Mortgagee or any governmental or quasi-governmental authority, (ii) any amendment to, or restructuring of, the Debt and this Mortgage, the Note or any of the other Loan Documents, and (iii) any and all lawful action that may be taken by the Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the Mortgagor, any Guarantor and/or any partner, joint venturer, member or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding. All sums expended by the Mortgagee shall be payable on demand and, until reimbursed by the Mortgagor pursuant hereto, shall be deemed additional principal of the Debt and secured hereby and shall bear interest at the Default Rate. The obligations of the Mortgagor under this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever set forth in the Loan Documents, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor.

49. Relationship. The relationship of the Mortgagee to the Mortgagor hereunder is strictly and solely that of lender and borrower and mortgagor and mortgagee and nothing contained in the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Mortgagee and the Mortgagor other than as lender and borrower.

50. Letter Agreements. The Mortgagor shall fully and faithfully observe and perform all of the terms, covenants, conditions, provisions and agreements contained in any letter agreements dazed the date hereof, the terms, covenants and conditions of which are incorporated herein by this reference, and made a part hereof, with the same force and effect as if the same were fully set forth in this Mortgage.

51. Representations and Warranties. Mortgagor represents and warrants, and covenants for so long as any obligations secured by this Mortgage remain outstanding, as follows:

(a) Mortgagor does not and will not own any asset or property other than the Mortgaged Property and related assets and property.

(b) Mortgagor does not and will not engage in any business other than the acquisition, ownership, management and operation of the Mortgaged Property, and Mortgagor will conduct and operate its business in all material respects as presently conducted and operated and will not change the use of the Mortgaged Property, nor may the Mortgagor undertake any development of the Mortgaged Property without the prior written consent of the Mortgagee. Mortgagee's consent shall be granted or withheld at Mortgagee's sole discretion.

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(c) Mortgagor has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Indebtedness, and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are customary and reasonable under the circumstances. Except with Mortgagee's prior written approval in each instance, no indebtedness other than the Indebtedness is or shall be secured by the Property. Mortgagee's approval shall be granted or withheld at Mortgagee's sole discretion. In connection with any such financing approved by Mortgagee, Mortgagor shall be required to obtain and deliver to Mortgagee a subordination and standstill agreement from such mortgagee which shall be in form and substance satisfactory to Mortgagee in its sole discretion.

(d) Mortgagor has not made and will not make any loans or advances to any third party (including any constituent party, any guarantor of the Indebtedness or any affiliate of Mortgagor, or any constituent party of any such guarantor), except in de minimis amounts in the ordinary course of business and of the character of trade or operational expenses.

(e) Mortgagor will maintain books and records and bank accounts separate from those of its affiliates and any constituent party, and Mortgagor will file or cause to be filed separate, distinct tax returns or informational return relating only to Mortgagor.

(f) Mortgagor is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate or constituent party of Mortgagor or any affiliate or constituent party of any guarantor of the Indebtedness), and will use and conduct its business in its own name.

(g) Neither Mortgagor nor any constituent party will cause or seek the dissolution or winding up, in whole or in part, of Mortgagor.

(h) Mortgagor will not commingle its funds and other assets with those of, or pledge its assets for the benefit of any affiliate of Mortgagor, any guarantor of the Indebtedness or any other party.

(i) Mortgagor does not or will not hold itself out to be responsible for the debts or obligations or any other person and does not or will not pay another person's liabilities out of its own funds.

(j) Mortgagor will not consent to the filing of any petition to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, and Mortgagor will not make an assignment for the benefit of its creditors.

52. Appraisals; Value of Property. Mortgagor shall permit Mortgagee to prepare or cause to be prepared, from time to time at least annually, at the sole option and discretion of the Mortgagee, appraisals of the Mortgaged Property, at Mortgagor's sole cost and expense, and Mortgagor shall fully cooperate in connection with the preparation thereof. Mortgagor covenants and agrees that to the extent Mortgagee determines in its reasonable discretion that the outstanding principal amount of the Loan exceeds seventy-five percent (75%) of the sum of the value of the Mortgaged Property plus all other property constituting collateral for the loan, then Mortgagee may, at its option, require Mortgagor to provide Mortgagee with additional collateral satisfactory to Mortgagee or reduce the principal balance of the Loan. The failure of Mortgagor to comply with Mortgagee's demand for additional collateral or a principal paydown shall constitute an Event of Default. Mortgagor shall pay Mortgagee, upon demand, for the cost of any such appraisals.

53. Material Occurrence. Mortgagor shall promptly notify Mortgagee of the occurrence of any event or events which may, individually or in the aggregate, have a material adverse effect upon (1) Mortgagor's or guarantor's business, assets, condition (financial or otherwise) or operations, (ii) Mortgagor's ability to carry out its obligations hereunder or (iii) the Mortgaged Property. If a material, adverse change occurs in Mortgagor's or any guarantor's business, assets, condition (financial or otherwise) or operations Mortgagor shall promptly take action to remedy the same to the reasonable satisfaction of Mortgagee.

54. Flood Insurance. If, during origination or at any time during the life of the loan it is determined that all or a portion of the improvements situated on the Mortgaged Property are located within an area designated as a Special Flood Hazard Area, the Mortgagee is compelled, as a matter of law, to ensure that flood insurance is obtained and maintained with respect to the mortgaged property. Such insurance must be in form, amount and from an issuing company acceptable to the Mortgagee, and shall name Mortgagee as mortgagee and loss payee, but in no case shall the amount of coverage be less than the minimum amount mandated by law (which is either the outstanding loan balance or the maximum limit of coverage made available under the National Flood Insurance Reform Act, whichever is less), but in no event should the amount of coverage be less than the value of the improved structure. This insurance must be maintained at the borrower's expense for the life of the loan. If Mortgagee notifies Mortgagor that the pledged collateral is in a Special Flood Hazard Area, and, Mortgagor fails to obtain or maintain insurance coverage within forty five (45) days of notification, the Mortgagee may purchase such insurance in form, amount and from an issuing company acceptable to the Mortgagee and may add the premiums to the principal balance and charge interest thereon at the rate payable on the Note.

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55. Application of Proceeds. The proceeds of any sale made and any other sums which may be held by Mortgagee as part of the Mortgaged Property, shall be applied in the following order: First, to the payment of the costs and expenses of Mortgagee in enforcing the provisions of this Mortgage and the Note or any other Loan Document and enforcing its remedies thereunder and hereunder and the costs and expenses of the sale and of any judicial proceeding wherein the sale may be made, including attorneys' fees and expenses; Second, to the payment of amounts then owing on the Note in such order as Mortgagee shall determine; Third, to the payment of any other sums secured by this Mortgage; and Fourth, to the payment of the surplus to any person entitled thereto.

56. Government Regulation. Mortgagor shall not (i) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Mortgagee from making any advance or extension of credit to Mortgagor of from otherwise conducting business with Mortgagor, or (ii) fail to provide documentary and other evidence of Mortgagor's identity as may be requested by Mortgagee at any time to enable Mortgagee to verify Mortgagor's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

57. Transfer of Indebtedness. Mortgagor acknowledges that Mortgagee, at its sole cost and expense, may (i) sell or transfer interests in the Indebtedness and Loan Documents to one or more participants or special purpose entities, (ii) pledge Mortgagee's interests in the Indebtedness and the Loan Documents as security for one or more loans obtained by Mortgagee, or (iii) sell the Indebtedness evidenced by the Note and the Loan Documents to a party who may pool the Indebtedness with a number of other loans and to have the holder of such loans grant participation therein or issue one or more classes of Mortgage-Backed, Pass-Through Certificates or other securities evidencing a beneficial interest in a rate or nitrated public offering or private placement (the "Securities"). The Securities may be rated by one or more national rating agencies. Mortgagor acknowledges and agrees that Mortgagee may, at any time, at no expense to Mortgagor, sell, transfer or assign the Note, this Mortgage and the zither Loan Documents, and any or all servicing rights with respect thereto, or grant participation therein or issue Securities evidencing a beneficial interest in a rate or unrated public offering or private placement. In this regard, Mortgagor agrees to make available to Mortgagee all information concerning its business and operations which Mortgagee reasonably requests. Mortgagee may share such information with the investment banking firms, rating agencies, accounting firms, law firms and other third-party advisory firms involved with the Indebtedness or the Securities. Mortgagee may forward to each purchaser, transferee, assignee, servicer, participant or investor in such securities or credit rating agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Mortgagee now has or may hereafter acquire relating to Mortgagor and the Property, whether furnished by Mortgagor or otherwise, as Mortgagee determines necessary or desirable consistent with full disclosure for purposes of marketing and underwriting the Indebtedness. Mortgagor shall furnish and hereby consents to Mortgagee furnishing to such Investors or such prospective Investors any and all information concerning Mortgagor and the Property as may be requested by Mortgagee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest. It is understood that the information provided by Mortgagor to Mortgagee may ultimately be incorporated into the offering documents for the Securities and thus such information may be disclosed to Investors and prospective Investors. Mortgagee and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by Mortgagor. Upon any transfer or proposed transfer contemplated above and by the Loan Documents, at Mortgagee's request and at Mortgagee's sale cost and expense, Mortgagor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Mortgagee may reasonably require.

58. Required Notices. (a) Mortgagor shall promptly notify Mortgagee in writing of the occurrence of any of the following:

(i) receipt by Mortgagor of any written notice from any governmental authority or instrumentality concerning (A) compliance or lack of compliance of all or any part of the Mortgaged Property, or any business or other activity conducted thereon, with any law, ordinance, rule, regulation, order, judgment, injunction or decree or with the conditions or other requirements of any license, permit, approval or authorization (including, without limitation, notice of any violation or alleged violation of any Environmental Law, or of any threatened, proposed or actual cleanup or other protective or remedial action relating to any Hazardous Material, whether pursuant to any Environmental Law or otherwise), or (B) the status of, or need for, any license, permit, approval or authorization;

(ii) receipt by Mortgagor of any written notice concerning compliance or lack of compliance of all or any part of the Mortgaged Property, or any business or other activity conducted thereon, with any agreement or, restrictive covenant;

(iii) receipt by Mortgagor of any written notice from any tenant leasing all or any part of the Mortgaged Property or from the holder of any lien or security interest encumbering all or any part of the Mortgaged Property concerning any default or any other material matter in respect of such lease, lien or security interest;

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(iv) receipt by Mortgagor of any written notice of any contemplated, threatened or pending condemnation or eminent domain proceeding relating to all or any part of the Mortgaged Property;

(v) receipt by Mortgagor of any written notice concerning (A) any contemplated, threatened or pending cancellation of any insurance coverage on all or any part of the Mortgaged Property, (B) any refusal by any insurance company to provide or continue insurance coverage on all or any part of the Mortgaged Property, or (C) any increase in the cost of premiums for any insurance coverage on all or any part of the Mortgaged Property due to the condition thereof or due to any business or activity conducted therein or thereon;

(vi) receipt by Mortgagor of any written notice concerning commencement of any Judicial or administrative proceedings by, against, or otherwise having a material effect on Mortgagor, the Mortgaged Property or any entity controlled by or under common control with Mortgagor;

(vii) receipt by Mortgagor of any written notice concerning commencement of any action for default under the terms of any loan by any creditor of Mortgagor or any entity controlled by or under common control with Mortgagor;

(viii) any change in the name of Mortgagor or in the location of Mortgagor's principal place of business; or

(ix) any material change in the use of the Mortgaged Property.

(b) Mortgagor also shall notify Mortgagee in writing upon receipt by Mortgagor of notice of any other occurrence requiring the giving of notice to Mortgagee pursuant to this Mortgage or any of the other Loan Documents. Each notice to Mortgagee pursuant to this Paragraph 54 shall be accompanied by a true, correct and complete copy of any notice received by Mortgagor which is the subject of such notice to Mortgagee.

59. Application of Moneys by Mortgagee. Any moneys collected or received by Mortgagee in connection with the enforcement of its rights or remedies following any Event of Default shall be applied, in such priority as Mortgagee may determine, to the payment of compensation, expenses and disbursements of the agents, contractors, attorneys and other representatives of Mortgagee, to the payment of all or any part of the Debt or for any other purpose authorized by any of the Loan Documents or by law.

60. Assignment of Mortgage. If at any time during the term hereof, the Mortgagor shall request an assignment of the Mortgage to an institutional investor which will result in the repayment to the Mortgagee of all sums evidenced by the Note, the Mortgagee shall deliver such assignment upon the payment by the Mortgagor to the Mortgagee of (i) a fee equal to one-half of the applicable mortgage tax which would be payable on the unpaid principal balance of the Note and (ii) the reasonable fees and expenses of its counsel in connection therewith.

REMAINDER OF PAGE INTENTIONALLY LET BLANK

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IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage, Assignment of Leases & Rents, Security Agreement and Fixture Filing as of the day and year first above written.

Boreal Water Collection, Inc.

/s/ Francine Lavoie

Francine Lavoie

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EXHIBIT A

ALL that certain plot, piece or parcel of land situate, lying and being in Thompson, County of Sullivan and State of New York, consisting of:

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SCHEDULE A

ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Thompson, County of Sullivan, and State of New York being the premises conveyed by deeds recorded in Liber of Deeds 582 at Page 114 and Liber of Deeds 724 at Page 870 and being more particularly bounded and described as follows:

BEGINNING at a point in the approximate center of traveled way of N.Y.S. Route 42 on the Southerly bounds of lands reputedly of the Village of Monticello;

RUNNING THENCE from said point of beginning, South 68 degrees 05 minutes 18 seconds East, 427.73 feet running along the said Southerly bounds of lands reputedly of the Village of Monticello to a point on the Westerly shore of Kiamesha Lake;

THENCE South 41 degrees 34 minutes 13 seconds East, 502.11 feet running through the waters of said lake to a point therein;

THENCE North 80 degrees 03 minutes 04 seconds West, 754.38 feet running through the waters of said lake, crossing the shoreline of said lake and running along the Northerly bounds of lands reputedly of Schuckalo and Nestico and running along a section of stonerow and passing through an iron pipe found on the Easterly side of said N.Y.S. Route 42 to a point in the approximate center of traveled way thereof;

THENCE running generally along the center of traveled way of said roadway the following twelve (12) courses:

1.          North 17 degrees 24 minutes 55 seconds West, 64.73 feet

2.          North 13 degrees 43 minutes 30 seconds, deed (50 seconds, survey) West, 43.34 feet;

3.          North 10 degrees 05 minutes 51 seconds West, 35.37 feet;

4.          North 5 degrees 57 minutes 22 seconds West, 24.68 feet

5.          North 2 degrees 54 minutes 39 seconds West, 27.40 feet

6.          North 1 degree 31 minutes 41 seconds East, 36.35 feet;

7.          North 6 degrees 9 minutes 48 seconds East, 24.86 feet

8.          North 9 degrees 08 minutes 24 seconds East, 30.10 feet;

9.          North 12 degrees 42 minutes 20 seconds East, 26.78 feet;

10.        North 15 degrees 48 minutes 49 seconds East, 27.65 feet;

11.        North 20 degrees 50 minutes 00 seconds East, 31.66 feet;

12.        North 25 degrees 34 minutes 45 seconds East, 45.72 feet to the point or place of BEGINNING.

FOR CONVEYANCING ONLY

The policy to be issued under this report will insure the title to such buildings and Improvements erected on the premises which by law constitute real property.

TOGETHER with all the right, title and Interest of the party of the first part, of, In and to the land lying in the street in front of and adjoining said premises.

TITLE # 13-CSU-46670

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EXHIBIT D

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EXHIBIT E

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EXHIBIT F

HAVEN INSTR#: 2015-7294 10/23/2015 MORTGAGE Image: 1 of 20

SULLIVAN COUNTY – STATE OF NEW YORK
DANIEL L BRIGGS, COUNTY CLERK
100 NORTH STREET, MONTICELLO, NY 12701

COUNTY CLERK'S RECORDING PAGE
THIS PAGE IS PART OF THE DOCUMENT – DO NOT DETACH

INSTRUMENT #: 2015-7294

Receipt#: 2015560422
Clerk: BG
Rec Date: 10/23/2015 02:34:34 PM
Doc Grp: RP
Descrip: MORTGAGE
Num Pgs: 20
Rec'd Frm: B & K ABSTRACT CORP

Party1: BOREAL WATER COLLECTION INC
Party2: FIRST NATIONAL BANK OF JEFFERSONVILLE
Town: THOMPSON

Recording:

Cover Page	5.00
Recording Fee	115.00
Cultural Ed	14.25
Records Management - Coun	1.00
Records Management - Stat	4.75
Sub Total:	140.00
Mortgage Tax	
Basic	1250.00
SONYMA	625.00
Additional	0.00
Local	625.00
Sub Total:	2500.00
Total:	2640.00

**** NOTICE: THIS IS NOT A BILL ****

***** Mortgage Tax *****
Serial #: DG-0915
1-2 Family Home
Mtg Amt: 250000.00

Basic	1250.00
SONYMA	625.00
Local	625.00
Total:	2500.00

I hereby certify that the within and foregoing was recorded in the Sullivan County Clerk's Office

Daniel L. Briggs
Daniel L. Briggs
Sullivan County Clerk

Record and Return To:

B & K ABSTRACT CORP
P/U
MONTICELLO NY 12701

THIS IS NOT AN INVOICE

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ORIGINAL

COLLATERAL SECURITY MORTGAGE

THIS COLLATERAL SECURITY MORTGAGE ("Mortgage") made on October 8, 2015, by **BOREAL WATER COLLECTION, INC.**, a Nevada Corporation duly authorized to transact business in the State of New York, having an address at P.O. Box 220, Kiamesha Lake, New York 12751 ("Mortgagor"), in favor of **JEFF BANK f/k/a THE FIRST NATIONAL BANK OF JEFFERSONVILLE**, a New York State Bank, having an address at 4866 State Route 52, P.O. Box 398, Jeffersonville, New York 12748 ("Mortgagee").

RECITALS

WHEREAS, Mortgagor is the owner in fee simple of certain real property ("the Premises") located in the Town of Thompson, County of Sullivan, State of New York, as more particularly described on Schedule A attached, as improved on the date hereof; and

WHEREAS, Mortgagor has executed and delivered a certain Business Loan Agreement and Commercial Line of Credit Agreement and Note and related documents dated May 11, 2009 (collectively "the Note"), in the principal sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) made payable to the order of Mortgagee ("the Note").

NOW THEREFORE, in order to further secure the payment of the indebtedness in a principal amount in the sum of **TWO HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($250,000.00)**, together with interest thereon, which is payable according to the terms of the Note and all modifications, amendments, renewals, extensions, restatement and replacements of the Note, or any part thereof, together with any other amounts which the Mortgagor is obligated to pay to the Mortgagee pursuant to the terms of the Note or this Mortgage, and to give Mortgagee continuing security for the payment when due of all debt which Mortgagee holds against Mortgagor (all of which are herein called the "Indebtedness"), the Mortgagor hereby mortgages to the Mortgagee the Premises;

TOGETHER with the buildings, structures and other improvements now or hereafter erected thereon;

TOGETHER also with all the right, title and interest of Mortgagor in and to all streets, alleys, highways, waterways and public places in front of or adjoining the Premises and all easements and rights of way, public and private, now or hereafter used or existing in connection with the Premises;

TOGETHER with all of the oil, gas and other minerals of every kind, nature and description in, on or under the Premises, as well as all bonuses, rents, royalties, rights and benefits due or to become due therefor from any lease or leases heretofore or hereafter executed with respect to the Premises;

ISR 3123

B & K ABSTRACT CORP.
30 PRINCE STREET
P.O. BOX 530
MONTICELLO, NY 12701

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TOGETHER also with the appurtenances and all the estate and rights of Mortgagor in and to the Premises;

TOGETHER also with all of the right, title and interest of Mortgagor, as landlord, in and to all leases, subleases, tenancies, subtenancies and occupancies now or hereafter affecting the Premises or any part thereof and all amendments, modifications, extensions and renewals thereof, together with (a) all of the rents, issues and profits which may be or become due, or to which Mortgagor may now or hereafter become entitled, arising or issuing out of the assigned leases or from or out of the Premises or any part thereof, and (b) all insurance proceeds heretofore and hereafter paid by reason of any use or occupancy loss, business interruption or interruption of rental payments under the assigned leases or any part thereof, which rents, issues, profits and insurance proceeds, together with any and all claims of Mortgagor with respect thereto, are hereby assigned to and pledged with Mortgagee;

TOGETHER also with all machinery, apparatus, equipment, fittings, fixtures, furniture, inventory and articles of personal property now or hereafter used or intended to be used in connection with the Premises, all of which Mortgagor represents that it owns including, but not limited to, heating and air conditioning equipment, plumbing and laundry equipment, electrical and gas equipment and fixtures, hot water tanks and heaters, compressors, elevators, engines, motors, dynamos, incinerators, sump pumps, fire preventive apparatus, floor coverings, storm doors, storm windows, screens, awnings, and the specific articles listed at the end of this Mortgage, if any, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said building or buildings in any manner, all of which shall be deemed to be and remain and form a part of the realty and are covered by the lien of this Mortgage; if the lien of this Mortgage is subordinate, now or hereafter, to a security interest in any such property, all the right, title and interest of Mortgagor in and to all such property is hereby assigned to Mortgagee, together with the benefits of any deposits or payments heretofore or hereafter made thereon by Mortgagor or the predecessors of Mortgagor in title to said Premises;

TOGETHER also with all of the right, title and interest of Mortgagor in and to all building materials, equipment, fixtures and fittings of every kind or character now owned or hereafter acquired by Mortgagor for the purpose of being used or useful in connection with the construction and/or renovation and equipping of the Premises, whether such materials, equipment, fixtures and fittings are actually located on or adjacent to the Premises or not, and whether in storage or otherwise, wheresoever the same may be located;

TOGETHER also with any and all awards heretofore or hereafter made by a Federal, State, County, Municipal or other Governmental authority, or by whomsoever made in any condemnation proceeding whatever, to the present or subsequent owners of said Premises for the acquisition for public purposes of said Premises or other property covered by this Mortgage, or any portion thereof or any interest therein or use thereof and for consequential damages on account thereof, including any award for any change of grade of any street affecting said Premises, and also any award for any loss or damage to said Premises or any part thereof by fire, flood or other casualty or other property covered

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by this Mortgage, which said awards are hereby assigned to Mortgagee with power to collect, receive and apply the same on the Indebtedness, whether or not then due and payable, but any such application shall not relieve Mortgagor of the obligation to continue making the regular payments in accordance with the terms of the Note until the Indebtedness be repaid in full.

AND Mortgagor covenants, agrees, represents and warrants to Mortgagee, as follows:

1. **WARRANTY OF TITLE:** Mortgagor warrants title to the Premises and represents that the same is free and clear of all liens, encumbrances and security interests and other exceptions to title except for those exceptions to title that have been approved by Mortgagee as of the date hereof.

2. **PAYMENT OF INDEBTEDNESS:** Mortgagor will pay the Indebtedness as provided in this Mortgage and the Note, including any and all late charges and other amounts that may become owing.

3. **CONDEMNATION AWARDS:** Mortgagor shall promptly notify Mortgagee of the commencement of any condemnation proceedings affecting the Premises, the improvements, the appurtenances, the equipment or any part thereof or for use and occupancy or for change of grade of streets and hereby irrevocably authorizes Mortgagee to appear in such proceedings and to participate with Mortgagor in the determination of any condemnation awards, to collect and receive any condemnation awards from the authorities making the same and to give proper receipts and acquittance therefor. Mortgagee may apply the net proceeds thereof to payment on account of the unpaid principal amount of the Loan, whether then matured or not, together with interest thereon at the rate provided for in the Note to the date of receipt of such payment by Mortgagee, notwithstanding any lesser rate of interest required to be paid by the authorities making the same. After application in accordance with the terms of this Mortgage, the remaining portion of the condemnation award, if any, shall be paid over to Mortgagor or as a court of competent jurisdiction may direct. Mortgagor shall submit to Mortgagee for prior approval the proposed amount of any condemnation award to be made by reason of any such taking or condemnation. Mortgagor hereby appoints Mortgagee its agent and attorney in fact (which appointment shall be deemed to be an agency coupled with an interest), with full power of substitution, to appear in any such proceeding and to participate in the determination of any condemnation awards on its behalf in the event that, at the time of any such taking or condemnation, any event of default has occurred and is continuing. Mortgagor shall execute and deliver to Mortgagee on demand such assignments and other instruments as Mortgagee may require for such purposes and shall reimburse Mortgagee for its costs (including reasonable legal fees) in the collection of any condemnation awards.

4. **CHARGES/TAXES; ESCROW FOR TAXES AND INSURANCE:**

a. Charges/Taxes: Mortgagor will pay all taxes, payments in lieu of taxes, assessments, water, sewer and pure water rates and charges, water and air pollution control charges, and other governmental or municipal charges, and in default thereof,

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Mortgagee may pay the same. Mortgagor will, upon receipt by written demand, exhibit to Mortgagee receipts for the payment of any such taxes, assessments, rates or charges affecting the Premises.

b. Escrow Provisions: In addition to the monthly payments of principal and interest, Mortgagor will pay monthly to Mortgagee together with each installment of principal and interest, until the obligations secured by this Mortgage are fully paid, a sum equal to one-twelfth of the known or estimated yearly taxes, payments in lieu of taxes, assessments, liens and charges levied or to be levied against the Mortgaged Premises (the "Escrow Items"). Mortgagee shall hold such payments in trust (the "Escrow Account") without obligation to pay interest thereon, except such interest as may be made mandatory by law or regulation, in order to pay the Escrow Items within a reasonable time after they become due. This monthly payment for the Escrow Items shall be based upon periodic estimates made by Mortgagee in its sole discretion. If at any time the Escrow Account does not have a balance sufficient to pay the Escrow Items as they shall become payable, Mortgagor shall pay to Mortgagee, upon demand, an amount which Mortgagee shall in its sole discretion estimate as sufficient to make up any deficiency so that, at least thirty (30) days prior to the date such payments are to be made, there will be sufficient funds in the Escrow Account. Failure or refusal on the part of Mortgagor to pay to Mortgagee any monthly installment for the Escrow Items or such additional sum that Mortgagee, in its sole discretion, may deem to be required so as to have sufficient funds in the Escrow Account to pay the Escrow Items as and when the same become due, shall constitute an event of default upon which Mortgagee may declare immediately due and payable the entire outstanding principal balance, all accrued interest and any other sums to which it may be entitled pursuant to the Note and this Mortgage. Until expended or applied as above provided, any amounts in the Escrow Account shall constitute additional security for the Indebtedness and upon any default by Mortgagor, Mortgagee may apply any sums then present in the Escrow Account to the payment of any and all sums payable pursuant to the Note or this Mortgage, in any order, in Mortgagee's uncontrolled discretion.

5. **INSURANCE PROCEEDS:** Should Mortgagee receive any proceeds of insurance with respect to the Premises, the amount thereof shall, at Mortgagee's sole option, either wholly or in part, be paid to or applied for the benefit of Mortgagor to finance repair of the buildings of the Premises or the construction of new buildings in their stead or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of Indebtedness owing prior to the receipt of such proceeds, or the proceeds may be retained and applied by Mortgagee toward payment of the Indebtedness.

6. **ESTOPPEL CERTIFICATE:** Mortgagor within five (5) days upon request delivered in person or within ten (10) days upon request delivered by mail will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the Indebtedness.

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7. LEASE COVENANTS:

(a) Mortgagor covenants that (i) no rental for the Premises or any portion thereof has been paid by any of the tenants or occupants thereof except rental which has become due prior to the date hereof; (ii) there is no pledge or assignment of any of the rents, issues or profits of the Premises or of any portion thereof now outstanding; and (iii) that the lien of this Mortgage is superior to the lien of any leases on the premises.

(b) Pursuant to the provisions of Section 291-f of the Real Property Law, Mortgagor shall not (i) amend, cancel, abridge, terminate, or otherwise modify any tenancy or lease of the Premises or of any part thereof, or (ii) accept prepayment of rent or installments of rent for more than one month in advance, without the written consent of Mortgagee, and in the event of any default under the terms of this paragraph, the unpaid principal sum secured hereby and all interest and other charges owing in connection herewith shall, at the sole option of Mortgagee, become immediately due and payable.

(c) In addition, (i) Mortgagor shall not make any new lease or lease renewal or extension (other than those Mortgagor as landlord may be required to grant by the terms of any existing lease) without the prior written consent of Mortgagee and (ii) Mortgagor shall furnish to Mortgagee, within thirty (30) days after a request by Mortgagee to do so, a written statement containing the names of all lessees of the Premises, the terms of their respective leases, the space occupied and the rentals payable thereunder.

8. SECURITY AGREEMENT: Mortgagor has good title to all of the equipment (including, but not limited to, furniture, appliances and machinery) and fixtures used in connection with the Premises and that the same are free and clear of all liens, encumbrances, security interests, conditional sales contracts, installment contracts or other financing devises. This Mortgage shall constitute a security agreement under Article 9 of the New York Uniform Commercial Code with respect to, and Mortgagor hereby grants to the Mortgagee a security interest in, all of the Mortgagor's now or hereafter owned equipment (including, but not limited to, furniture, appliances and machinery), inventory, fixtures, other tangible personal property, rental insurance proceeds, condemnation awards, casualty insurance proceeds, accounts, general intangibles, and other contract rights pertaining to, or used in connection with the Premises and all other property rights previously described in the granting clauses of this Mortgage. This security interest shall apply to all proceeds and products of the foregoing as well. Mortgagor shall execute and deliver to Mortgagee, upon request, such financing statements, continuation statements and other instruments as Mortgagee may require in order to impose, confirm, renew or perfect the lien of this Mortgage and the security interest created hereby upon said equipment, inventory, fixtures, rental insurance proceeds, condemnation awards, casualty insurance proceeds, general intangibles, and all other such rights and interests. Mortgagor also authorizes Mortgagee to file such instruments without Mortgagor's signature to the extent permitted by applicable law. Mortgagor hereby irrevocably appoints Mortgagee its agent and attorney-in-fact (which appointment shall be deemed to be an agency coupled with an interest), with full power

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of substitution, to execute, deliver and file on its behalf any financing statements, continuation statements and other instruments which Mortgagor has failed or refused to execute and deliver to Mortgagee within ten (10) days after notice and request therefor by Mortgagee. In addition to its other rights and remedies hereunder, Mortgagee shall have and may exercise all of the rights and remedies of a secured party under the New York Uniform Commercial Code.

9. **CAPACITY OF MORTGAGOR:** (a) Mortgagor represents and warrants that it is organized and existing under the jurisdiction of its legal creation and that the execution, delivery and performance of this Mortgage and the Note and each of the covenants and conditions in this Mortgage and the Note are within its powers, have been authorized by all proper and necessary actions, and are not in conflict with its charter or certificate of incorporation or by-laws, or any similar agreement or instrument by which the signer of this Mortgage is legally created or bound, or any indenture, contract or agreement to which it is a party or by which it is bound, or with any statute, rule, regulation, decree, judgment or order binding upon it; and (b) that this Mortgage and the Note have been duly authorized, executed and delivered by Mortgagor and are legal, valid and binding obligations of Mortgagor enforceable against Mortgagor in accordance with their respective terms.

10. **LIEN LAW COVENANT:** This Mortgage is subject to the trust fund provisions of Section 13 of the Lien Law of the State of New York and Mortgagor agrees to comply with all such provisions.

11. **PAYMENT AND DISCHARGE OF LIENS AND CLAIMS AGAINST PREMISES:** Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Premises or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee; if any such liens shall be filed, Mortgagor shall discharge the same of record by payment within thirty (30) days after the recording or filing thereof; if any such lien is not so discharged, Mortgagee may, at its option, cause the same to be discharged and all costs thereof, including reasonable attorney's fees, shall be paid to Mortgagee upon demand and if Mortgagor fails to so pay upon demand said amount shall be added to the Indebtedness and any deficiency arising at foreclosure.

12. **RELEASE OF THE PREMISES:** Mortgagee may release any portion, or portions of, or interest or interests in the Premises from the lien of this Mortgage, either with or without consideration, and may release or discharge, in whole or in part, any other property which it may at any time hold as security for payment of the Indebtedness or any part thereof and may take any other bond, note or obligation as evidence of the Indebtedness, payable at such time and on such terms as Mortgagee may approve, and may change the rate of interest in accordance with the provisions of the Note, and until the Indebtedness shall have been paid in full every person who shall be or become liable for the Indebtedness shall be bound and continue liable for the Indebtedness as fully and effectively as if its consent had been previously obtained.

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13. PARTIAL PAYMENT OF INDEBTEDNESS DUE AND OWING: If Mortgagee shall receive from or on behalf of Mortgagor any sum less than the full amount then due and payable, Mortgagee may, but shall not be obligated to, accept the same and if it elects to accept any such payment, it may hold the same or any part thereof, without liability for interest, in a special account and may from time to time apply the same or any part thereof to the Indebtedness or to the payment of any taxes, assessments, sewer or water charges or insurance premiums related to the Premises or to other purposes deemed appropriate to maintain the Premises or the lien of this Mortgage or to any expenses, including costs and attorneys' fees and disbursements, incurred by Mortgagee in attempting to collect any amount owing on the Indebtedness or in bringing foreclosure proceedings with respect to this Mortgage.

14. PREPAYMENT PREMIUM: The Mortgagor may prepay all or any part of the sum secured by this Mortgage at any time upon payment of any premium specified in the Note or in any other instrument or agreement evidencing the Indebtedness secured hereby. Any partial prepayments shall be applied first to accrued unpaid interest, then to any unpaid collection costs and late charges, and any remaining amount to principal. Prepayments shall not postpone the due date of any subsequent scheduled installments that become due and payable unless the Note holder shall otherwise agree in writing. To the extent that a prepayment premium shall apply, the amount of the same shall be secured by this Mortgage.

15. STATUTE OF LIMITATIONS: Any payment or part payment of principal or of interest or of any other sum or sums due or to become due hereunder or the doing of any act or acts under the terms hereof by any then owner of the Premises or person liable upon the Indebtedness shall for the purpose of the Statute of Limitations be deemed to be a payment by or act of every person included in the term Mortgagor as defined or made applicable herein.

16. REMOVAL, DESTRUCTION, ALTERATION OR ABANDONMENT: (a) Mortgagor will give immediate notice in writing to Mortgagee of any damage by fire or other casualty to the Premises or of any conveyance, transfer or change of ownership of the Premises or any part thereof or interest therein; (b) no building, fixture or personal property of the Mortgagor shall be removed, demolished or altered without the written consent of Mortgagee; (c) Mortgagee, its employees and agents, shall have the right to inspect the Premises from time to time at any reasonable hour of the day; and (d) if, in the opinion of Mortgagee, the Premises are in danger of destruction or deterioration, Mortgagee, after written notice to Mortgagor and Mortgagor's failure to cure within a reasonable time, may enter upon the Premises and may perform such acts thereon or with respect thereto as it may deem suitable for preservation or protection of the Premises, and may thereafter remove from the Premises or hold possession thereof at its option.

17. INSURANCE: Mortgagor will maintain insurance for the benefit of the Mortgagee on the Premises, improvements, equipment and chattels against such hazards as may be specified by Mortgagee, including, but not limited to, fire and extended coverage, vandalism and malicious mischief and sprinkler leakage, for the benefit of

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Mortgagee. Such insurance shall be in an amount not less than the full insurable value of the improvements and the equipment and chattels owned by Mortgagor or the amount of the indebtedness, whichever is greater, and shall be written in form, and by companies reasonably satisfactory to Mortgagee. Losses thereunder shall be payable to Mortgagee pursuant to a Mortgagee endorsement substantially equivalent to the New York Standard Mortgagee Endorsement. The policy or policies of such insurance shall be assigned and delivered to Mortgagee and, at least fifteen (15) days prior to their expiration dates, all renewals thereof. Mortgagor shall give Mortgagee prompt notice of any loss covered by such insurance and Mortgagee shall have the right to join Mortgagor in adjusting any loss, the acceptance by Mortgagee of any insurance policy shall not be deemed as approval by Mortgagee of the insurer or of the coverage, form, amount or sufficiency of the policy or insurance. Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this paragraph, unless Mortgagee is included thereon as mortgagee and a named insured with loss payable to Mortgagee under a mortgagee endorsement of the character above described. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same..

Mortgagor will keep all buildings and other improvements insured against flood if such buildings or other improvements are located in an area that has been designated by the Federal Emergency Management Agency as an area having special flood hazards and if flood insurance is available under applicable law and regulations. The amount of such flood insurance need not exceed the greater of full replacement value of the buildings and other improvements or the maximum available pursuant to applicable law.

Mortgagor or Mortgagor's tenant shall also maintain liability insurance coverage in amounts reasonably acceptable to Mortgagee and shall upon request provide Mortgagee with appropriate certificates or other evidence pertaining to the existence of such coverage.

In the event of Mortgagor's failure to comply with any of the obligations set forth in this paragraph, after written notice and failure to cure within a reasonable time, Mortgagee may procure such insurance or insurance covering only Mortgagee's interest and Mortgagor shall reimburse Mortgagee for the cost thereof with interest thereon, on demand.

18. **RECORDING TAXES AND FEES:** Mortgagor shall pay any tax imposed under Article 11 of the Tax Law or any law amendatory thereof in relation to recording this Mortgage or the recording of any supplementary mortgage or other documents relating thereto, or relating in any manner to the debt secured hereunder. If Mortgagor defaults in paying such tax, Mortgagee may pay the same and Mortgagor shall pay to Mortgagee upon demand the amount of such tax. Until paid by Mortgagor, all such amounts, and the costs and expenses incurred thereto, together with interest thereon, shall be secured by this Mortgage and added to the Indebtedness and any deficiency arising at foreclosure.

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19. COMPLIANCE WITH GOVERNMENTAL AUTHORITIES: Mortgagor will comply with or cause compliance with all present and future laws, ordinances, rules, regulations and other requirements of all governmental authorities whatsoever hating jurisdiction of or with respect to the Premises or any portion thereof or the use or occupation thereof; provided, however, that Mortgagor may postpone such compliance if and so long as the validity or legality of such governmental requirement shall be contested by Mortgagor with diligence and in good faith, by appropriate legal proceedings and provided mortgagor provides a bond, in an amount satisfactory to Mortgagee, to secure compliance.

20. HAZARDOUS SUBSTANCES: To the best of Mortgator’s knowledge, the Premises have never been used to generate, manufacture, refine, transport, treat, produce, store, handle, transfer, process or dispose of any “hazardous Substances”. If at any time Mortgagee obtains any evidence or information which reasonably suggest that potential environmental problems may exist at the Premises, Mortgagee may request Mortgagor to conduct and complete all investigations, studies, samplings and testing and all remedies, removal and other actions necessary to cleanup and remove all “Hazardous Substances” on, from or affecting the Premises in accord with all applicable Federal, State, and Local Laws, Regulations and Policies, and to the satisfaction of Mortgagee. Mortgagor will defend, indemnify and hold harmless Mortgagee, from and against any claims, demands, penalties, damages, costs or expenses of any nature including, without limitations, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses, arising out of or any in any way related to the presence, release, or threatened release, disposal or removal of any “Hazardous Substances” For the purpose of this paragraph, ”Hazardous Substance” includes, without limitation, “Hazardous Substances” or related materials as defined in 42 U.S.C. 9601, et. seq., as amended, 49 U.S.C. 1801 et seq., as amended, and 42 U.S.C. 6901 et seq, as amended, “Substances Hazardous to the Environment’ as defined in Section 376-01202, 7-0103. et seq, of the Environmental Conversation Law of the State of New York, and “Hazardous Waste” as defined in Sections 27-0901 and 27-0903 of the Environmental Conservation Law of the State of New York, in each case as such laws may be amended and the regulations and publications promulgated pursuant thereto. In the event of any breach of default of any provision of this paragraph, Mortgagee shall have the option to cure the default and any cost, including but not limited to, the cost of curing said breach or default shall be added to the Indebtedness and any deficiency arising at foreclosure.

21. MORTGAGOR'S FAILURE TO PERFORM WARRANTY OR COVENANT: Upon any default of Mortgagor, after notice and failure to cure within a reasonable time, in complying with or performing any warranty or covenant herein, Mortgagee may ax Mortgagee's option, comply with or perform the same, and the cost thereat including reasonable attorney's fees, together with Interest thereon at the maximum legal rate fee chargeable, shall be paid by Mortgagor on demand. Until Paid by Mortgagor, all such amounts, and the costs and expenses Incurred thereto, together with interest thereon, shall be secured by this Mortgage and added to the indebtedness and any deficiency arising at foreclosure.

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22. EVENTS OF DEFAULT: The whole of the Indebtedness shall be immediately due and Payable at the option of Mortgagee upon the happening of any one of the following specified events of default:

a. Non- payment within fifteen (15) days after the same becomes due of any sum payable according to the terms of the Note or this Mortgage;

b. Failure of Mortgagor to pay any tax, payment in lieu of tax, assessment or sewer, pure waters or water charge within ten (10) days after notice and demand;

c. Failure of Mortgagor to repair or replace to the satisfaction of Mortgagee any buildings or improvements of the Premises damaged by fire or other casually unless Mortgagee has retained insurance proceeds with respect thereto and applied the same to the Indebtedness;

d. Failure of Mortgagor to maintain the Premises in a rentable and tenantable condition and state of repair or sufferance by Mortgagor of any waste thereof or thereon;

e. Default of Mortgagor beyond any applicable cure period in the observance or on of any of its covenants or obligations under any lease now or hereafter assigned to Mortgagee, or affecting the Premises or any part thereof;

f. Use of the Premises in any way that violates any enforceable restrictive covert upon the use of the Premises;

g. Inability of Mortgagee to obtain insurance on the Premises upon application by Mortgagee to at least two fire insurance companies lawfully doing business in the State of New York and issuing policies of fire insurance upon buildings situate in the place where the Premises are situated;

h.  Failure of Mortgagor, after notice and demand, either to keep the buildings of the Premises insured, or to assign and deliver the policies, or to reimburse Mortgagee for the coat thereof as hereinbefore provided;

i. The filing by or against Mortgagor or any Guarantor, or any other firm or corporation who is or may become liable for the payment of all or any part of the Indebtedness, of a petition In bankruptcy, for reorganization or for an arrangement under the United States Bankruptcy Code or any similar statute and if such petition is filed against Mortgagor, such petition is not discharged within thirty (30) days after the dale of filing;

j. The institution by or against Mortgagor (and if instituted against Mortgagor, such action is not discharged within thirty (30) days after the date of filing) or any other furl or corporation who is or may become liable for the payment of all or any part of the Indebtedness, of any type of insolvency proceeding (under the Bankruptcy Code or otherwise) or (i) the making of a general assignment for the benefit of creditors; (ii) the appointment of a receiver or trustee; (iii) appointment of a liquidator, assignee, or custodian of Mortgagor of the assets of Mortgagor, or the assets of any other firm or corporation who is or may become liable for the payment of all or any part of the Indebtedness.

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k. If any petition shall be filed for any relief under the provisions of the United States Bankruptcy Code, or any stare insolvency statute by or against any corporate Guarantor, or if any Guarantor shall make a general assignment for the benefit of creditors, or if receiver shall be appointed for substantially all of the property of Guarantor and if such petition is filed against Guarantor, such petition is not discharged within thirty (30) days after the date of filing;

l. The transfer of the Premises or any interest therein or part thereof, without the approval of Mortgagee while this Mortgage shall remain a lien thereon. It is intended that the term "transfer" of the Premises shall include any conveyance, lease exceeding three (3) years, creation of any "land contract, mortgage, wrap-around mortgage or lien upon the Premises, or merger, acquisition or dissolution of Mortgagor, or transfer, pledge, or change in majority ownership of any (i) shares of stock of a corporate Mortgagor, (ii) partnership interests of a partnership Mortgagor or (iii) membership or other ownership interests of a limited liability company Mortgagor;

m. The granting or permitting any other Mortgage (including but not limited to so called "wrap around Mortgages"), security interest or other secondary financing secured by the Premises or any part thereof without the express written consent of Mortgagee;

n. Failure of Mortgagor to conduct and complete all investigations, studies, sampling and testing and all remedies, removal and other actions necessary to clean up and remove all "Hazardous Substances", as defined in paragraph 20, on, from or affecting the Premises in accord with all applicable Federal, State, and Local laws, regulations and policies, and to the satisfaction of Mortgagee;

o. Passage. of any law changing in any way the laws for the taxation of Mortgages or debts secured by Mortgages, for state or local. purposes, or the manner of collection of any such taxes so as to affect this Mortgage;

p. Failure of Mortgagor to comply promptly with all requirements of the Federal, State, County, Municipal end other governmental authorities having jurisdiction, or use of the Premises hi any way that violates arty governmental law, ordinance, rule, regulation or requirement;

q. If any certificate, statement, warranty or audit representation heretofore or hereafter furnished by or on behalf of Mortgagor or any Guarantor pursuant to or in connection with the Loan secured hereby (including, without limitation, representations and warranties contained herein) proves to have been false or to have omitted any substantial, contingent or unliquidated liability or claim against. Mortgagor or any other person, firm or corporation who is or may become liable for the payment of all or any part of the indebtedness.

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r. Default beyond any applicable cure period by Mortgagor or any Guarantor, as applicable, in the performance of any obligation, covenant, term or condition of this Mortgage, the Note, or any guarantee, security agreement, assignment of leases and rents, or any other agreement, Instrument or writing executed pursuant to or in connection with this Mortgage or the loan secured hereby;

s. Default beyond any applicable cure period by Mortgagor in the performance- of any obligation, term or condition of any mortgage superior in lien or inferior in lien to the lien hereof;

t. Default beyond any applicable cure period by Mortgagor in the performance of any other agreement, instrument or writing, relating to the payment of money or otherwise, now or hereafter existing between Mortgagor and Mortgagor;

u. Failure by Mortgagor and any Guarantor to submit in a timely manner any tax returns or financial statements or financial information provided for herein or perform and comply in a timely Manner with any financial covenant provided for herein; and

v. Default by Mortgagor with respect to any loan made to Mortgagor by any lender, including but not limited to any loan made to Mortgagor by Mortgagee, and including but not limited to this Mortgage, shall, at the option of Mortgagee, also constitute a default under all loans made by Mortgagee to Mortgagor.

13. RIGHTS AND REMEDIES UPON DEFAULT: Upon the occurrence of any event of default; or event causing the Indebtedness to become immediately due and payable, Mortgagee may, at its option, exercise one or more of the following rights and remedies:

a. Right to possession of Premises: Alter any event of default hereunder, Mortgagor shall, upon demand, surrender possession of the Premises to Mortgagee. After any such event of default, Mortgagee may enter upon the Premises or any part thereof and let the same and collect the rents, income and profits therefrom, which are due or to become due, and apply the same on account of the Indebtedness, whether then matured or not, after payment of all charges and expenses which may be necessary or advisable for Mortgagor to pay, including, but not limited to the cost of making repairs and alterations of the Premises, and legal expenses incurred in enforcing or defending claims related to the property; the rents, income and profits, and all the leases existing at the time of such default; upon such default are hereby assigned to Mortgagee as further security for the payment of the Indebtedness; no such entry by or on behalf of Mortgagee shall be deemed to constitute Mortgagee a "mortgagee in possession" if Mortgagor remains in possession thereof after any such default, the possession shall be as tenant of Mortgagee and Mortgagor agrees to pay in advance upon demand to Mortgagee a reasonable monthly rental for the Premises or portion so occupied. Mortgagee may also dispossess, by summary proceedings or otherwise, any tenant or Mortgagor defaulting in the payment to Mortgagee of any rent. This covenant shall, at the option of Mortgagee, become operate immediately after the happening of any event of default and whether or not foreclosure proceedings have been instituted and without application for the appointment of a receiver. In case of the appointment of a receiver of such rents, income or profits, this covenant shall inure to the benefit of such receiver. Mortgagee shall be entitled to obtain an order from a court of competent jurisdiction enforcing the terms of this paragraph without prior notice to Mortgagor and Mortgagor or hereby consents to the of the court in which such application is made for that purpose.

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b. Right to accelerate Indebtedness; Mortgagee may declare due payable the entire amount of unpaid principal evidenced by the Note.

c. Right to appointment of a receiver: Mortgagee may immediately, after any such default, upon a complaint filed, or any other proper legal proceedings being commenced for the foreclosure of this; Mortgage, apply for, and all be entitled as a matter of right, without consideration of the value of the mortgaged premises as security for the Indebtedness due the Mortgagee, or of the solvency of any person or persons liable for the payment of such Indebtedness, and without prior notice to Mortgagor, to the appointment by any competent court or tribunal, of a receiver of the rents and profits of the premises with power to lease the space or any part thereof and with such other powers as may be deemed necessary, who, after deducting all proper charges and expenses attending the execution of the trust, as receiver, shall apply the residue of the rents and profits the payment and satisfaction of the amount unpaid on the indebtedness now or hereafter secured hereby, or to any deficiency which may exist aver applying the proceeds of the sale of the premises to the payment of any and all indebtedness due the Mortgagee.

d. Sale in one or more parcels: In the event of foreclosure hereof, the Premises may, at the option of Mortgagee, be sold in one or more parcels, any provision of law to the contrary notwithstanding. Any foreclosure upon a portion of the premises shall not be deemed a waiver of the lien upon the remainder the premises.

e. Attorney’s fees and expenses in in foreclosure: If Mortgagor is in default under the terms of the note, this Mortgage, or any other agreement, instrument or writing pertaining to the loan secured hereby, Mortgagor agrees to pay any reasonable legal fees (including fees incurred for both attorney and paralegal services) and any other costs incurred by Mortgagee as a result of the default; including the cost of an environmental assessment, the cost of a title search and the cost of a third party appraisal of the value of the mortgaged property. If this Mortgage is foreclosed, the holder is entitled to recover reasonable attorney’s fees for foreclosure, in addition to statutory costs or disbursements and any additional or supplemental allowance made pursuant to CPLR Section 8303 or other authority. In addition, the Mortgagee shall be entitled to recover, as a part of its foreclosure judgment, the cost of a third party appraisal, title search and environmental assessment ordered or obtained in connection with the commencement of the foreclosure action, and any amount expended by Mortgagee for the preservation of the mortgaged premises. Until paid by Mortgagor, all such amounts, and the costs and expenses incurred with respect thereto, together with interest thereon, shall be secured by this Mortgage and added to the indebtedness for all purposes thereof, including the computation of any deficiency following foreclosure.

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f. Failure to pay claims or costs: If Mortgagor defaults in the, payment of any cost, expense, liability or claims pertaining to or related to the Premises and upon demand of Mortgagee fails to pay the same, Mortgagee may pay the same and Mortgagor shall pay to Mortgagee upon demand the amount of such cost, expense, liability, or claim. Until paid by Mortgagor, all such amounts, and the costs and expenses incurred with respect thereto, together with interest thereon, shall be secured by this Mortgage and added to the indebtedness for all purposes hereof, including the computation of any deficiency following foreclosure.

g. Foreclosure by Advertisement: After an event of default under the terms of the Note, this Mortgage, or any of instrument executed by Mortgagor, Mortgagee may, either with or without entry, or taking possession of the mortgaged property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the mortgaged property or any part thereof pursuant to any procedures provided by applicable law, and all state, right, title; interest, claim and demand therein; and right of redemption thereof at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

24. RIGHTS, AND REMEDIES HEREIN NOT EXCLUSIVE: The exercise by Mortgagee of any rights, remedies or option hereunder or under the Note shall not preclude Mortgagee from thereafter exercising the same or any other rights, remedies and options which it may have under this Mortgage, or the Note, irrespective of any previous action or proceeding taken by Mortgagee hereunder or thereunder. No failure of Mortgagee to insist upon the strict performance by Mortgagor of any of its covenants of obligations under this Mortgage or the Note, and no delay by Mortgagee in exercising any of rights or remedies hereunder shall be deemed to be a waiver of such covenants or obligations or preclude the exercise of such rights or remedies. Mortgagee, notwithstanding any failure to insist upon the strict performance by Mortgagor or any and all covenants and obligations under this Mortgage or the Note, shall have the right thereafter to insist upon the strict performance by mortgagor of any and all covenants and obligations under this Mortgagor the note, shall have the right thereafter to insist upon the strict performance of Mortgagor’s covenants and obligations under this Mortgage, the Note or otherwise provided by law.

25. FINANCIAL COVENANTS: Mortgagor and all Guarantors shall Provide financial statements, tax returns and information as follows and comply with the following requirements:

a. Annual Statements and Tax Returns – As long as the indebtedness and/or any other obligation of Mortgagor to Mortgagee is outstanding, Mortgagor shall provide or cause to be provided within 120 days after the end of each fiscal year, statements of income and of changes in financial position and a balance sheet, prepared by Mortgagor at Mortgagor’s expense in form acceptable to Mortgagee, and copies of Mortgagor’s tax returns.

b. Lease and Rent Information – Promptly upon request of Mortgagee ,an annual rent roll covering the Premises and certified by the Mortgagor to be accurate, together with copies of all new leases or amendments pertaining to the Premises.

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c. Information from Personal Guarantor - As long as the Indebtedness and/or any other obligation of Mortgagor is outstanding, the Personal Guarantor must provide Mortgagee, within 120 days after the end of each tax year, with personal tax returns and annual personal financial statements prepared by the Personal Guarantor at the Personal Guarantor’s expense in form acceptable to Mortgagee.

d. Other Information - As long as the Indebtedness and/or any other obligations of Mortgagor to Mortgagee is outstanding, Mortgagor shall provide or cause to be provided all additional information relating to the Mortgagor’s business, operations, assets, affairs or condition (financial or other) as Mortgagee may request.

In addition, Mortgagor shall all Mortgagee or its designated agents to have access to the Premises at Reasonable hours for the purposes of inspecting the Premises to determine its condition, use and occupancy.

26. NOTICES: Except for any notice required under applicable law to be given in another manner, any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shag be deemed to have been properly given (a) if hand delivered or if sent by telecopy, effective upon receipt, or (13) if delivered by overnight courier service, effective on the day following delivery to such courier service, or (c) if mailed by United States registered or certified mail, postage prepaid, return receipt requested, effective two (2) days after deposit in the United States mails; addressed in each case as follows:

If to Mortgagor.

Boreal Water Collection, Inc.

P.O. Box 220

Kiamesha Lake, New York 12751

If to Mortgagee:

Jeff Bank

4866 State Route 52

P.O. Box 398

Jeffersonville, New York 12748

27. COSTS OF SUIT: if any action or proceeding be commenced (except any action to foreclose this Mortgage or to collect the debt secured hereby), to which action or proceeding Mortgagee is made a party, or in which it becomes necessary to defend the rights and lien created by this Mortgage, all expenses of Mortgagee (including reasonable attorneys' fees), shall be paid by Mortgagor upon demand, together with Interest thereon at the maximum legal rate then chargeable, and any such sum and the interest thereon shall be a lien on the Premises, prior to any right or title to, interest in or cant upon the Premises attaching or accruing subsequently to the Lien of this Mortgage, and shall be secured by this Mortgage and added to the Indebtedness and any deficiency arising at foreclosure.

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28. POST JUDGMENT INTEREST RATE: If Mortgagor is in default under the terms of the Note or this Mortgage and Mortgagee obtains a judgment of foreclosure and sale and/or a money judgment following foreclosure (deficiency judgment), such, judgments shall hear interest at the higher of the rate per annum of two percent (2%) higher than the Interest rate set forth in the Note or the statutory judgment rate contained in New York State CPLR §5004 until the judgment is paid in full and satisfied, Mortgagor acknowledges that this judgment interest rate may be higher than the statutory judgment interest rate contained in New York State CPLR §5004.

29. JOINT OBLIGATION OF SIGNATORIES: Except as otherwise provided herein, if more than one party join in the execution of this Mortgage, the covenants and agreements herein contained shall be the joint and several obligations of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate.

30. SUBSEQUENT OWNERS AND HOLDERS: Any reference herein to Mortgagee shall be deemed to include and apply to every subsequent holder of this Mortgage and any reference herein to Mortgagor shall be deemed to include and apply to every subsequent owner of the Premises and to any other person, firm or corporation who is or may become liable for the payment of all or any part of the Indebtedness, unless the language or circumstances clearly requires the contrary. This provision shall not be construed as a waiver of the event of default set forth in this Mortgage at Section 22(1). regarding transfer of the Premises without Mortgagee's written consent.

31. CONFLICT WITH OTHER AGREEMENTS: Mortgagor represents and warrants to Mortgagee that the execution, delivery and performance of this Mortgage and all other agreements with Mortgagee executed in connection herewith are and will not be in conflict with any existing loan or other agreements between Mortgagor and any third party.

32. MISCELLANEOUS: (a) No change, amendment, modification, cancellation or discharge hereof or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns; (b) no waiver by Mortgagee or the breach of any of the covenants contained in the Note, this Mortgage, or other loan document, or failure of Mortgagee to exercise any option given to it, shall be deemed to be a waiver of any other breach of the same or any other covenant, or of its rights thereafter to exercise any such option; (c) in the event any one or more of the provisions of this Mortgage or the Note shall for any reason be invalid, illegal or unenforceable in whole or in part; then only such provision or provisions shall be deemed to be null and void and of no force or effect, but shall not affect any other provision of this Mortgage mottle Note; and (d) words of masculine, feminine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate and as used herein the singular shall include the plural as the context requires.

33. FURTHER ASSURANCES; Promptly upon written request by Mortgagee, Mortgagor shall exercise and deliver each writing, and take each other action, that Mortgagee shall deem necessary or desirable at the sole reasonable option of Mortgagee (s) to perfect or accomplish any lien or security interest granted, or assignment made, pursuant to this Mortgage or (b) to accomplish any other purpose of this Mortgage.

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34. CREDIT LINE MORTGAGE: This is a credit line mortgage as defined in the New York Real Property Law §281. This Mortgage contemplates that Mortgagor and Mortgagee will enter into a series of advances. The aggregate amount at any time outstanding will not exceed the amount specified in this Mortgage. Mortgagee and Mortgagor are hereby authorized to agree in writing to a change in or restatement of terms of this Mortgage, the Note and/or any and all other documents and agreements related thereto, including but not limited to a change in or any extension or elimination of the draw period and a change in the time and terms of repayment of the indebtedness, including but not limited conversion to an amortizing obligation.

IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor on the date first above written.

BOREAL WATER COLLECTION, INC.

By: Francine Lavoie
Name: Francine Lavoie
Title: President

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EXHIBIT G

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UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME **Boreal Water Collection, Inc.**			
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
4494-4496 State Road 42 North	**Kiamesha**	**NY**	**12751**	**USA**

1d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
Not Applicable		**Corporation**	**Nevada**	☑ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
Not Applicable				☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME **Woodbridge Mortgage Investment Fund 1, LLC, a Delaware LLC**			
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
14225 Ventura Boulevard, Suite 100	**Sherman Oaks**	**CA**	**91423**	**USA**

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☑ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

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Instructions for UCC Financing Statement(Form UCC1)

Please type or laser-print this form. Be sure it is completely legible. Read all instructions, especially Instruction 1; correct Debtor name is crucial. Follow Instructions completely.

Fill in form very carefully; mistakes may have important legal consequences. If you have questions, consult your attorney. Filing office cannot give legal advice.

Do not insert anything in the open space in the upper portion of this form; it is reserved for filing office use.

When properly completed, send Filing Office Copy, with required fee, to filing office. If you want an acknowledgment, complete item B and, if filing in a filing office that returns an acknowledgment copy furnished by filer, you may also send Acknowledgment Copy; otherwise detach. If you want to make a search request, complete item 7 (after reading Instruction 7 below) and send Search Report Copy, otherwise detach. Always detach Debtor and Secured Party Copies.

If you need to use attachments, you are encouraged to use either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP).

A. To assist filing offices that might wish to communicate with filer, filer may provide information in item A. This item is optional.

B. Complete item B if you want an acknowledgment sent to you. If filing in a filing office that returns an acknowledgment copy furnished by filer, present simultaneously with this form a carbon or other copy of this form for use as an acknowledgment copy.

1. **Debtor name**: Enter only one Debtor name in item 1, an organization's name (1a) or an individual's name (1b). Enter Debtor's exact full legal name. Don't abbreviate.

1a. Organization Debtor. "Organization" means an entity having a legal identity separate from its owner. A partnership is an organization; a sole proprietorship is not an organization, even if it does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional Debtors. If Debtor is a registered organization (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtor's current filed charter documents to determine Debtor's correct name, organization type, and jurisdiction of organization.

1b. Individual Debtor. "Individual" means a natural person; this includes a sole proprietorship, whether or not operating under a trade name. Don't use prefixes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage (Jr., Sr., III) and not for other suffixes or titles (e.g., M.D.). Use married woman's personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor's family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle Name box.

For both organization and individual Debtors: Don't use Debtor's trade name, DBA, AKA, FKA, Division name, etc. in place of or combined with Debtor's legal name; you may add such other names as additional Debtors if you wish (but this is neither required nor recommended).

1c. An address is always required for the Debtor named in 1a or 1b.

1d. Reserved for Financing Statements to be filed in North Dakota or South Dakota only. If this Financing Statement is to be filed in North Dakota or South Dakota, the Debtor's taxpayer identification number (tax ID#) — social security number or employer identification number must be placed in this box.

1e,f,g. "Additional information re organization Debtor" is always required. Type of organization and jurisdiction of organization as well as Debtor's exact legal name can be determined from Debtor's current filed charter document. Organizational ID #, if any, is assigned by the agency where the charter document was filed; this is different from tax ID #; this should be entered preceded by the 2-character U.S. Postal identification of state of organization if one of the United States (e.g., CA12345, for a California corporation whose organizational ID # is 12345); if agency does not assign organizational ID #, check box in item 1g indicating "none."

Note: If Debtor is a trust or a trustee acting with respect to property held in trust, enter Debtor's name in item 1 and attach Addendum (Form UCC1Ad) and check appropriate box in item 17. If Debtor is a decedent's estate, enter name of deceased individual in item 1b and attach Addendum (Form UCC1Ad) and check appropriate box in item 17. If Debtor is a transmitting utility or this Financing Statement is filed in connection with a Manufactured-Home Transaction or a Public-Finance Transaction as defined in applicable Commercial Code, attach Addendum (Form UCC1Ad) and check appropriate box in item 18.

2. If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP) and follow Instruction 1 for determining and formatting additional names.

3. Enter information for Secured Party or Total Assignee, determined and formatted per Instruction 1. To include further additional Secured Parties, attach either Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP) and follow Instruction 1 for determining and formatting additional names. If there has been a total assignment of the Secured Party's interest prior to filing this form, you may either (1) enter Assignor S/P's name and address in item 3 and file an Amendment (Form UCC3) [see item 5 of that form]; or (2) enter Total Assignee's name and address in item 3 and, if you wish, also attaching Addendum (Form UCC1Ad) giving Assignor S/P's name and address in item 12.

4. Use item 4 to indicate the collateral covered by this Financing Statement. If space in item 4 is insufficient, put the entire collateral description or continuation of the collateral description on either Addendum (Form UCC1Ad) or other attached additional page(s).

5. If filer desires (at filer's option) to use titles of lessee and lessor, or consignee and consignor, or seller and buyer (in the case of accounts or chattel paper), or bailee and bailor instead of Debtor and Secured Party, check the appropriate box in item 5. If this is an agricultural lien (as defined in applicable Commercial Code) filing or is otherwise not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item 5, complete items 1-7 as applicable and attach any other items required under other law.

6. If this Financing Statement is filed as a fixture filing or if the collateral consists of timber to be cut or as-extracted collateral, complete items 1-5, check the box in item 6, and complete the required information (items 13, 14 and/or 15) on Addendum (Form UCC1Ad).

7. This item is optional. Check appropriate box in item 7 to request Search Report(s) on all or some of the Debtors named in this Financing Statement. The Report will list all Financing Statements on file against the designated Debtor on the date of the Report, including this Financing Statement. There is an additional fee for each Report. If you have checked a box in item 7, file Search Report Copy together with Filing Officer Copy (and Acknowledgment Copy). Note: Not all states do searches and not all states will honor a search request made via this form; some states require a separate request form.

8. This item is optional and is for filer's use only. For filer's convenience of reference, filer may enter in item 8 any identifying information (e.g., Secured Party's loan number, law firm file number, Debtor's name or other identification, state in which form is being filed, etc.) that filer may find useful.

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UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT

9a. ORGANIZATION'S NAME

Boreal Water Collection, Inc.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME, SUFFIX

10. MISCELLANEOUS:

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names

11a. ORGANIZATION'S NAME

OR

11b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
11c. MAILING ADDRESS	CITY	STATE / POSTAL CODE	COUNTRY
11d. SEE INSTRUCTIONS: Not Applicable / ADD'L INFO RE ORGANIZATION DEBTOR / 11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any	☐ NONE

12. ☐ ADDITIONAL SECURED PARTY'S or ☐ ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)

12a. ORGANIZATION'S NAME

OR

12b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
12c. MAILING ADDRESS	CITY	STATE / POSTAL CODE	COUNTRY

13. This FINANCING STATEMENT covers ☐ timber to be cut or ☐ as-extracted collateral, or is filed as a ☑ fixture filing.

14. Description of real estate:

All that tract or parcel of land situated at the following location:
4494-4496 State Road 42 North
Kiamesha, New York 12751

15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

16. Additional collateral description:

17. Check only if applicable and check only one box.

Debtor is a ☐ Trust or ☐ Trustee acting with respect to property held in trust or ☐ Decedent's Estate

18. Check only if applicable and check only one box.

☐ Debtor is a TRANSMITTING UTILITY

☐ Filed in connection with a Manufactured-Home Transaction — effective 30 years

☐ Filed in connection with a Public-Finance Transaction — effective 30 years

FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

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81

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF Sullivan

-----------------------------------------------------------------------------------------X

Red Woods Investments, LLC,
Plaintiff,
-against-	Index No. 2016-659

Boreal Water Collection, Inc., Jeff Bank f/k/a The First National Bank of Jeffersonville, and "John Doe #1" through "John Doe *10" the last ten names being fictitious and unknown to Plaintiff, the persons or parties intended being the tenants, occupants, persons or corporations, if any, having or claiming an interest or lien upon the premises described in the complaint,
Defendants,

-----------------------------------------------------------------------------------------X

NOTICE OF PENDENCY

NOTICE IS HEREBY GIVEN that an action has been commenced and is now pending in this Court upon the complaint of the above-named Plaintiff, Red Woods Investments, LLC against the above-named Defendants Boreal Water Collection, Inc. for the foreclosure of a certain mortgage in the amount of Nine Hundred Thousand Dollars $900,000.00 dated August 27, 2013, recorded on September 5, 2013 in Control Number 2013-6935:

AND NOTICE IS FURTHER GIVEN, that the premises affected by said foreclosure action, at the commencement of this action and at the time of filing of this notice, are situated in the County of Erie, in the City of Orchard Park, State of New York, and are more particularly described as follows and more particularly described in the Schedule A, annexed hereto:

Section, Block, Lot: 9, 140.2 and 41

Street Address: 44944496 State Road 42 North Kiamesha, New York 12751

The Clerk of the County of Sullivan, State of New York, is hereby directed to index this Notice against Boreal Water Collection, Inc.

Dated: White Plains, New York

April 12, 2016

/s/ Carl L. Finger, Esq.

Carl L. Finger, Esq.

Finger & Finger, A Professional Corporation

Attorneys for the Plaintiff

158 Grand Street

White Plains, New York 10601

(914) 949-0308

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EXHIBIT A

ALL that certain plot, piece or parcel of land situate, lying and being in the Town of Thompson, County of Sullivan and State of New York, being the premises conveyed by deeds recorded in Liber of Deeds 582 at Page 114 and Liber of Deeds 724 at Page 870 and being more particularly bounded and described as follows:

BEGINNING at a point in the approximate center of traveled way of N.Y.S. Route 42 on the Southerly bounds of lands reputedly of the Village of Monticello;

RUNNING THENCE from said point of beginning, South 68 degrees 05 minutes 18 seconds East, 427.73 feet running along the said Southerly bounds of lands reputedly of the Village of Monticello to a point on the Westerly shore-of Kiamesha Lake;

THENCE South 41 degrees 34 minutes 13 seconds East, 502.11 feet running through the waters of said lake to a point therein;

THENCE North 80 degrees 03 minutes 04 seconds West, 754.38 feet running through the waters of said lake, crossing the shoreline of said lake and running along the Northerly bounds of lands reputedly of Schuckalo and Nestico and running along a section of stonerow and passing through an iron pipe found on the Easterly side of said N.Y.S. Route 42 to a point in the approximate center of traveled way thereof

THENCE running generally along the center of traveled way of said roadway the following twelve (12) courses:

1.                    North 17 degrees 24 minutes 55 seconds West, 64.73 feet;

2.                    North 13 degrees 43 minutes 30 seconds, deed (50 seconds, survey) West, 43.34 feet;

3.                    North 10 degrees 05 minutes 51 seconds West, 35.37 feet;

4.                    North 5 degrees 57 minutes 22 seconds West, 24.68 feet

5.                    North 2 degrees 54 minutes 39 seconds West, 27.40 feet;

6.                    North 1 degree 31 minutes 41 seconds East, 36.35 feet;

7.                    North 6 degrees 9 minutes 48 seconds East, 24.86 feet;

8.                    North 9 degrees 08 minutes 24 seconds East, 30.10 feet;

9.                    North 12 degrees 42 minutes 20 seconds East, 26.78 feet;

10.                 North 15 degrees 48 minutes 49 seconds East, 27.65 feet;

11.                 North 20 degrees 50 minutes 00 seconds East, 31.66 feet;

12.                 North 25 degrees 34 minutes East, 45.72 feet to the point or place of BEGINNING

Property Address:

4494-4498 State Road 42 North
Kiamesha, NY 12751

Section: 9

Block: 1

Lot 40.2 and 41

County: Sullivan
Municipality: Thompson

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